UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23600

Thornburg Income Builder Opportunities Trust
(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.
2300 North Ridgetop Road, Santa Fe, New Mexico 87506
(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506
(Name and address of agent for service)

Registrant’s telephone number, including area code:
505-984-0200
Date of fiscal year end: September 30, 2025
Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders
(a) The following are the reports transmitted to stockholders pursuant to Rule
30e-1
under the Act (17
CFR 270.30e-1):
Thornburg Income Builder Opportunities Trust

Thornburg

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Annual Report
 |
September 30, 2025

THORNBURG INCOME BUILDER OPPORTUNITIES TRUST (TBLD)

Thornburg Income Builder Opportunities Trust
Annual Report
  |
September 30, 2025

SHARE CLASS	NASDAQ SYMBOL
Common Shares	TBLD
Investments carry risks, including possible loss of principal. Please see the Trust’s prospectus for a discussion of the risks associated with an investment in the Trust. Investments in the Trust are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report
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Thornburg Income Builder Opportunities Trust

Investment Goal and
Trust Overview
The Income Builder Opportunities Trust’s investment objective is to seek current income and additional total return.
Under normal market conditions, the Trust will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in a broad range of income-producing securities. The Trust will invest in both equity and debt securities of companies located in the United States and around the globe. The Trust may invest in non-U.S. domiciled companies, including up to 20% of the Trust’s Managed Assets at the time of investment in equity and debt securities of emerging market companies.
“Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).
Performance drivers and detractors for the reporting period ended September 30, 2025
» The Trust outperformed the benchmark composed of 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index (the "Blended Index") during the 12-month period ended September 30, 2025.
» During the period, major world events included the ongoing Russian/Ukraine conflict, moderating inflation figures in the U.S., Middle East tensions, and significant policy shifts in the U.S. and abroad that affected global trade and financial flows. Most equity indices worldwide delivered positive returns over the period.
» A general underweight positioning in equity securities hampered performance relative to the Index. Within equities, the Trust’s focus towards higher-dividend-paying markets abroad contributed to the performance relative to the MSCI World Net Total Return USD Index. Security selection within communication services and utilities sectors, as well as an overweight positioning to securities in Europe, also boosted performance relative to the Blended Index.
» Given spread tightening over the course of the period, the Trust’s overweight positioning to credit bonds versus government bonds contributed positively to performance relative to the Blended Index. The Trust’s overweight allocation to fixed income securities broadly detracted from performance relative to the Blended Index.
Performance Summary
September 30, 2025 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEPTION
Common Shares (Incep: 7/28/21)
At net asset value	16.44%	20.32%	8.43%
At market price	19.26%	24.21%	6.78%
MSCI World Net Total Return USD Index*	17.25%	23.72%	10.11%
Bloomberg U.S. Aggregate Total Return Value Index USD	2.88%	4.93%	-0.56%
Blended Index*	13.59%	18.85%	7.48%
30-DAY YIELDS, COMMON SHARES
Annualized Distribution Yield	5.89%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described in the Trust’s prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Trust to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Trust’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of the Trust’s common shares. Returns reflect the reinvestment of dividends and capital gains. Common shares are sold with no sales charge. The Advisor entered into an “Expense Limitation and Reimbursement Agreement” with the Trust for a two-year term beginning on the date of commencement of operations of the Trust through July 28, 2023 (the “Limitation Period”) to limit the amount of Total Annual Expenses borne by the Trust to an amount not to exceed 1.65% per annum of the Trust’s net assets (the “Expense Cap”). While the Expense Limitation and Reimbursement Agreement was in effect, to the extent that expenses for a month exceeded the Expense Cap, the Advisor reimbursed the Trust for expenses to the extent necessary to eliminate such excess.
*Investment performance of the Trust is judged against the performance of certain market indexes. The Trust’s performance is compared to a broad-based securities market index  known as the MSCI World Net Total Return USD Index (the “Primary Index”). The Trust’s performance is also compared to an additional index composed of 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index (the "Blended Index"). The Blended Index is closer in scope to the universe of securities chosen within the Trust.
.

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Annual Report

Fund Summary
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025 (Unaudited)
PORTFOLIO COMPOSITION
KEY PORTFOLIO ATTRIBUTES
GLOBAL EQUITY STATISTICS
Equity Holdings	65
Weighted Average Market Cap	$258.2B
Median Market Cap	$58.1B
P/E Forecast 1-Fiscal Year	14.2x
Price to Cash Flow	6.4x
Active Share vs. MSCI World Index	91.4%
GLOBAL FIXED INCOME STATISTICS
Bond Holdings/Other	127
Weighted Average Coupon	2.5%
Weighted Average Price	$89.9
Average Effective Maturity	6.8 Yrs
Effective Duration	4.3 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
OPTION OVERLAY
Type of options	Calls/Puts
% of Portfolio Overwritten	4.0%
Average Call Strike vs. Spot Price	93.5
Average Put Strike vs. Spot Price	108.1
Weighted Average Days to Expiration	31

TOP TEN EQUITY HOLDINGS
Orange SA	4.7%
AT&T, Inc.	3.5%
Enel SpA	3.1%
NN Group NV	2.7%
Endesa SA	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	2.4%
Roche Holding AG	2.4%
Samsung Electronics Co. Ltd.	2.3%
CME Group, Inc.	2.0%
Enbridge, Inc.	1.9%

SECTOR EXPOSURE (percent of equity holdings)
Communication Services	17.9%
Information Technology	15.1%
Utilities	13.9%
Financials	12.3%
Energy	11.8%
Health Care	11.6%
Materials	7.8%
Consumer Discretionary	7.6%
Industrials	2.0%

TOP TEN INDUSTRY GROUPS
Utilities	10.1%
Telecommunication Services	9.4%
Energy	9.0%
Pharmaceuticals, Biotechnology & Life Sciences	7.1%
Materials	6.5%
Financial Services	5.6%
Technology Hardware & Equipment	4.6%
Media & Entertainment	3.8%
Insurance	3.8%
Software & Services	3.3%

Annual Report
  |

Schedule of Investments
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 66.9%
	Automobiles & Components — 1.6%
	Automobiles — 1.6%
	Mercedes-Benz Group AG	133,563	$ 8,384,616
	Stellantis NV	278,210	2,598,482
			10,983,098
	Banks — 1.5%
	Banks — 1.5%
	Citigroup, Inc.	50,610	5,136,915
	Regions Financial Corp.	184,100	4,854,717
			9,991,632
	Capital Goods — 0.5%
	Aerospace & Defense — 0.5%
	TransDigm Group, Inc.	2,425	3,196,198
			3,196,198
	Consumer Discretionary Distribution & Retail — 2.9%
	Broadline Retail — 2.9%
	Alibaba Group Holding Ltd.	202,000	4,594,478
	B&M European Value Retail SA	767,245	2,700,397
a	MercadoLibre, Inc.	4,300	10,048,842
a	Sea Ltd. ADR	15,400	2,752,442
			20,096,159
	Consumer Durables & Apparel — 0.5%
	Household Durables — 0.5%
	Sony Group Corp. Sponsored ADR	133,125	3,832,669
			3,832,669
	Energy — 8.0%
	Oil, Gas & Consumable Fuels — 8.0%
	Enbridge, Inc.	250,870	12,656,163
	Eni SpA	362,100	6,319,890
	Equinor ASA	256,946	6,266,881
	Petroleo Brasileiro SA Sponsored ADR	302,585	3,830,726
	Shell plc	173,200	6,194,923
	South Bow Corp.	26,474	749,117
	TC Energy Corp.	132,373	7,197,431
	TotalEnergies SE	183,632	11,152,640
			54,367,771
	Financial Services — 2.2%
	Capital Markets — 2.0%
	CME Group, Inc.	49,000	13,239,310
	Financial Services — 0.2%
a,b	Adyen NV	1,025	1,642,644
			14,881,954
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.8%
	Medtronic plc	55,600	5,295,344
			5,295,344
	Insurance — 3.8%
	Insurance — 3.8%
	Generali	46,287	1,815,609
	Legal & General Group plc	1,643,600	5,260,935
	NN Group NV	264,961	18,633,550
a	Sony Financial Group, Inc.	26,625	98,513
			25,808,607
	Materials — 5.3%
	Chemicals — 2.8%
6 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Akzo Nobel NV	64,367	$ 4,579,549
	BASF SE	157,464	7,836,670
	Fertiglobe plc	2,294,190	1,536,518
	LyondellBasell Industries NV Class A	82,904	4,065,612
	OCI NV	279,469	1,292,756
	Metals & Mining — 1.9%
	BHP Group Ltd.	370,500	10,426,648
	Glencore plc	475,000	2,182,234
a,c	GMK Norilskiy Nickel PAO	3,070,000	0
a,c	Severstal PAO GDR	236,300	0
	Paper & Forest Products — 0.6%
	Mondi plc	290,908	4,006,318
			35,926,305
	Media & Entertainment — 2.8%
	Interactive Media & Services — 2.8%
	Meta Platforms, Inc. Class A	15,200	11,162,576
	Tencent Holdings Ltd.	59,500	5,069,231
	Vend Marketplaces ASA Class A	78,389	2,786,941
			19,018,748
	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
	Biotechnology — 0.9%
	AbbVie, Inc.	25,123	5,816,979
	Pharmaceuticals — 6.2%
	Bristol-Myers Squibb Co.	38,400	1,731,840
	Merck & Co., Inc.	98,411	8,259,635
	Novartis AG	42,500	5,345,267
	Pfizer, Inc.	433,052	11,034,165
	Roche Holding AG	49,031	16,007,986
			48,195,872
	Semiconductors & Semiconductor Equipment — 3.0%
	Semiconductors & Semiconductor Equipment — 3.0%
	Realtek Semiconductor Corp.	230,000	4,150,535
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	58,182	16,249,651
			20,400,186
	Software & Services — 2.6%
	Information Technology Services — 0.4%
a	Shopify, Inc. Class A	17,500	2,600,675
	Software — 2.2%
	Microsoft Corp.	10,700	5,542,065
	Open Text Corp.	128,100	4,788,217
a	ServiceNow, Inc.	5,000	4,601,400
			17,532,357
	Technology Hardware & Equipment — 4.6%
	Communications Equipment — 1.7%
	Cisco Systems, Inc.	174,100	11,911,922
	Electronic Equipment, Instruments & Components — 0.6%
	Keyence Corp.	11,000	4,104,405
	Technology Hardware, Storage & Peripherals — 2.3%
	Samsung Electronics Co. Ltd.	262,525	15,698,548
			31,714,875
	Telecommunication Services — 9.4%
	Diversified Telecommunication Services — 8.8%
	AT&T, Inc.	841,453	23,762,633
	Orange SA	1,986,323	32,205,525
	Telkom Indonesia Persero Tbk. PT	20,618,500	3,785,935
	Wireless Telecommunication Services — 0.6%
	Vodafone Group plc	3,450,000	3,997,741
			63,751,834
See notes to financial statements.	Annual Report | 7

Schedule of Investments, Continued
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Transportation — 0.9%
	Air Freight & Logistics — 0.9%
	Deutsche Post AG	136,709	$ 6,089,495
			6,089,495
	Utilities — 9.4%
	Electric Utilities — 5.5%
	Endesa SA	514,135	16,424,515
	Enel SpA	2,250,635	21,313,272
	Gas Utilities — 1.8%
	Snam SpA	2,051,611	12,327,702
	Independent Power and Renewable Electricity Producers — 0.6%
	Capital Power Corp.	82,619	3,879,537
	Multi-Utilities — 1.5%
	E.ON SE	546,538	10,276,238
			64,221,264
	Total Common Stock (Cost $423,093,915)		455,304,368
	Preferred Stock — 0.9%
	Financial Services — 0.9%
	Capital Markets — 0.9%
c	Calamos Strategic Total Return Fund 6.24%, 9/9/2029	106,000	2,676,500
c,d	Gabelli Dividend & Income Trust Series J, 4.50%, 3/26/2028	152	3,690,712
			6,367,212
	Total Preferred Stock (Cost $6,177,250)		6,367,212
	Asset Backed Securities — 3.0%
	Auto Receivables — 0.5%
b	BOF VII AL Funding Trust I, Series 2023-CAR3 Class A2, 6.291% due 7/26/2032	$ 643,997	653,742
	Carvana Auto Receivables Trust,
b	Series 2021-P3 Class R, due 9/11/2028	2,500	248,648
b	Series 2022-P1 Class R, due 1/10/2029	3,000	632,512
b	Series 2022-P1 Class XS, due 1/10/2029	36,104,565	118,124
b,d	Kinetic Advantage Master Owner Trust, Series 2024-1A Class A, 7.022% (SOFR30A + 2.65%) due 11/15/2027	1,500,000	1,502,242
b	Lendbuzz Securitization Trust, Series 2022-1A Class A, 4.22% due 5/17/2027	274,611	274,256
b	United Auto Credit Securitization Trust Series 2022-1 Class R, due 11/10/2028	6,000	208,957
			3,638,481
	Credit Card — 0.3%
b	Continental Finance Credit Card ABS Master Trust, Series 2024-A Class D, 9.42% due 12/15/2032	2,000,000	2,010,912
			2,010,912
	Other Asset Backed — 2.0%
b	Affirm Asset Securitization Trust, Series 2023-X1 Class D, 9.55% due 11/15/2028	655,000	655,000
b	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	553,888	541,156
d	ASP WHCO Partner 2 LP due 3/29/2029	2,500,000	2,500,000
b	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 7.00% due 7/25/2051	2,412,001	2,236,400
b,c	Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2 Class R, due 6/20/2051	12,500	529,028
b,d	Harvest SBA Loan Trust, Series 2024-1 Class A, 6.687% (SOFR30A + 2.25%) due 12/25/2051	1,813,235	1,822,899
b	LP LMS Asset Securitization Trust, Series 2021-2A Class D, 6.61% due 1/15/2029	1,000,000	525,274
b	Marlette Funding Trust Series 2021-3A Class R, due 12/15/2031	14,510	219,786
	Mosaic Solar Loan Trust,
b	Series 2018-2GS Class D, 7.44% due 2/22/2044	1,706,047	1,499,144
b	Series 2021-3A Class R, due 6/20/2052	8,500,000	357,612
	Upstart Pass-Through Trust,
b	Series 2021-ST5 Class A, 2.00% due 7/20/2027	28,026	27,947
b	Series 2021-ST7 Class CERT, due 9/20/2029	3,000,000	322,227
b	Series 2021-ST8 Class CERT, due 10/20/2029	3,000,000	442,287
b	Upstart Securitization Trust, Series 2023-1 Class C, 11.10% due 2/20/2033	1,729,574	1,759,301
			13,438,061
	Student Loan — 0.2%
d	National Collegiate Student Loan Trust, Series 2007-2 Class A4, 4.562% (TSFR1M + 0.40%) due 1/25/2033	1,530,522	1,504,577
8 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			1,504,577
	Total Asset Backed Securities (Cost $22,492,123)		20,592,031
	Corporate Bonds — 12.3%
	Banks — 0.7%
	Banks — 0.7%
d,e	Bank of New York Mellon Corp., Series I, 3.75% (5-Yr. CMT + 2.63%) due 12/20/2026	$ 2,000,000	$ 1,956,120
d,e	Wells Fargo & Co., Series BB, 3.90% (5-Yr. CMT + 3.45%) due 3/15/2026	2,500,000	2,477,175
			4,433,295
	Commercial & Professional Services — 0.7%
	Commercial Services & Supplies — 0.7%
b	ACCO Brands Corp., 4.25% due 3/15/2029	500,000	451,905
	CoreCivic, Inc., 8.25% due 4/15/2029	1,867,000	1,973,027
	GEO Group, Inc., 8.625% due 4/15/2029	2,000,000	2,118,200
			4,543,132
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
b	CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50% due 10/15/2029	1,500,000	1,181,820
			1,181,820
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
b	TKC Holdings, Inc., 6.875% due 5/15/2028	2,000,000	2,017,340
			2,017,340
	Consumer Staples Distribution & Retail — 0.5%
	Consumer Staples Distribution & Retail — 0.5%
b	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.875% due 2/15/2028	1,500,000	1,499,880
b	KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00% due 2/15/2029	2,000,000	2,104,220
			3,604,100
	Energy — 1.0%
	Oil, Gas & Consumable Fuels — 1.0%
	APA Corp., 4.875% due 11/15/2027	2,000,000	1,977,140
f	Petroleos Mexicanos, 6.75% due 9/21/2047	3,000,000	2,492,760
b,d,e	Sunoco LP, 7.875% (5-Yr. CMT + 4.23%) due 9/18/2030	500,000	508,910
	Sunoco LP/Sunoco Finance Corp., 5.875% due 3/15/2028	2,000,000	2,002,600
			6,981,410
	Equity Real Estate Investment Trusts (REITs) — 0.4%
	Diversified REITs — 0.4%
b	Iron Mountain Information Management Services, Inc., 5.00% due 7/15/2032	3,000,000	2,890,650
			2,890,650
	Financial Services — 2.5%
	Capital Markets — 0.8%
b	Blue Owl Technology Finance Corp., 3.75% due 6/17/2026	3,000,000	2,972,760
b	KKR Reign I LLC, 5.00% due 5/30/2049	3,500,000	2,380,000
	Consumer Finance — 0.6%
b	FirstCash, Inc., 6.875% due 3/1/2032	3,750,000	3,879,337
	Financial Services — 1.1%
b	Antares Holdings LP, 3.95% due 7/15/2026	2,000,000	1,986,120
d,e	Citigroup, Inc., Series X, 3.875% (5-Yr. CMT + 3.42%) due 2/18/2026	2,500,000	2,476,300
b	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	3,000,000	3,000,420
			16,694,937
	Food, Beverage & Tobacco — 1.8%
	Beverages — 1.3%
b,f	Bacardi Ltd., 5.15% due 5/15/2038	3,000,000	2,836,260
b,f	Becle SAB de CV, 2.50% due 10/14/2031	2,500,000	2,156,150
b,f	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	2,000,000	1,974,960
c	Industrializadora Integral del agave SAPI de CV, 9.25% due 11/26/2031	2,000,000	2,022,600
See notes to financial statements.	Annual Report | 9

Schedule of Investments, Continued
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Food Products — 0.5%
b	Post Holdings, Inc., 5.50% due 12/15/2029	$ 3,000,000	$ 2,993,340
			11,983,310
	Health Care Equipment & Services — 0.5%
	Health Care Providers & Services — 0.5%
	Tenet Healthcare Corp., 6.75% due 5/15/2031	3,000,000	3,107,400
			3,107,400
	Materials — 1.2%
	Containers & Packaging — 0.2%
b	Matthews International Corp., 8.625% due 10/1/2027	1,750,000	1,810,638
	Metals & Mining — 1.0%
f	AngloGold Ashanti Holdings plc, 6.50% due 4/15/2040	2,000,000	2,125,180
	Cleveland-Cliffs, Inc., 7.00% due 3/15/2027	3,100,000	3,100,000
b	Stillwater Mining Co., 4.50% due 11/16/2029	1,500,000	1,398,930
			8,434,748
	Media & Entertainment — 0.8%
	Media — 0.8%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
b	4.50% due 5/1/2032	1,357,000	1,235,114
	4.50% due 5/1/2032	2,000,000	1,820,360
b	Sirius XM Radio LLC, 5.50% due 7/1/2029	2,500,000	2,500,200
			5,555,674
	Real Estate Management & Development — 0.3%
	Real Estate Management & Development — 0.3%
b	Cushman & Wakefield U.S. Borrower LLC, 6.75% due 5/15/2028	2,000,000	2,018,940
			2,018,940
	Software & Services — 0.7%
	Information Technology Services — 0.4%
b	Science Applications International Corp., 4.875% due 4/1/2028	3,000,000	2,973,450
	Internet Software & Services — 0.3%
b,f	Prosus NV, 4.027% due 8/3/2050	3,000,000	2,097,930
			5,071,380
	Utilities — 0.7%
	Electric Utilities — 0.7%
b,f	AES Espana BV, 5.70% due 5/4/2028	2,000,000	1,951,600
f	Comision Federal de Electricidad, 5.00% due 9/29/2036	3,110,000	2,890,185
			4,841,785
	Total Corporate Bonds (Cost $81,739,447)		83,359,921
	Convertible Bonds — 0.2%
	Media & Entertainment — 0.2%
	Media — 0.2%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	2,100,000	1,260,504
			1,260,504
	Total Convertible Bonds (Cost $1,329,236)		1,260,504
	Other Government — 0.9%
b	Dominican Republic International Bonds (DOP), 10.75% due 6/1/2036	170,000,000	2,954,089
b,f	Finance Department Government of Sharjah, 4.00% due 7/28/2050	3,500,000	2,402,085
b	Republic of Uzbekistan International Bonds (UZS), 15.50% due 2/25/2028	13,000,000,000	1,094,010
	Total Other Government (Cost $6,201,501)		6,450,184
	U.S. Treasury Securities — 1.7%
	U.S. Treasury Inflation-Indexed Bonds, 2.375%, 2/15/2055	3,071,130	3,000,230
	U.S. Treasury Strip Coupon,
	7.438%, 8/15/2043	5,000,000	2,082,590
10 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	7.945%, 8/15/2041	$ 8,000,000	$ 3,744,811
	8.417%, 5/15/2039	2,500,000	1,332,306
	10.84%, 5/15/2050	5,000,000	1,486,737
	Total U.S. Treasury Securities (Cost $11,253,237)		11,646,674
	Mortgage Backed — 9.4%
b,d	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	1,380,559	1,337,135
	Barclays Mortgage Trust, Whole Loan Securities Trust CMO,
b,d	Series 2021-NPL1 Class A, 5.00% due 11/25/2051	1,674,659	1,674,134
b,d	Series 2022-RPL1 Class A, 4.25% due 2/25/2028	1,633,670	1,626,088
b,d	BX Trust, CMBS, Series 2025-LIFE Class A, 6.08% due 6/13/2047	2,000,000	2,059,526
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
b,d	Series 2021-J3 Class B4, 2.861% due 9/25/2051	350,000	191,580
b,d	Series 2021-J3 Class B6, 2.861% due 9/25/2051	194,288	78,249
b	Cogent Ipv4 LLC, CMBS, Series 2024-1A Class A2, 7.924% due 5/25/2054	1,000,000	1,038,307
b,d	CSMC Trust, CMBS, Series 2021-BPNY Class A, 7.98% (TSFR1M + 3.83%) due 8/15/2026	1,849,057	1,760,125
	CSMC Trust, Whole Loan Securities Trust CMO,
b,d	Series 2021-NQM8 Class M1, 3.256% due 10/25/2066	3,000,000	2,323,663
b,d	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	1,234,513	1,229,430
	Federal Home Loan Mtg Corp.,
d	Pool 760027, 4.38% (5-Yr. CMT + 1.380%) due 11/1/2047	290,283	282,981
d	Pool 841463, 2.158% (2.18% - SOFR30A) due 7/1/2052	2,969,464	2,691,701
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool SD8373, 6.00% due 11/1/2053	3,084,999	3,158,038
	Pool SD8469, 5.50% due 10/1/2054	3,356,538	3,386,822
	Federal National Mtg Assoc.,
d	Pool BJ4423, 4.985% (5-Yr. CMT + 1.360%) due 1/1/2048	229,495	226,462
d	Pool BN7152, 6.41% (H15T1Y + 2.16%) due 11/1/2047	354,536	362,210
d	Pool BN7153, 6.41% (H15T1Y + 2.16%) due 4/1/2048	267,656	273,587
d	Pool BP0632, 6.445% (H15T1Y + 2.07%) due 7/1/2049	98,362	99,162
d	Pool CB2214, 1.525% (2.20% - SOFR30A) due 11/1/2051	2,325,062	2,184,189
	Federal National Mtg Assoc., UMBS Collateral, Pool MA5166, 6.00% due 10/1/2053	1,041,647	1,066,389
b,d	GCAT Trust, Whole Loan Securities Trust CMO, Series 2021-CM2 Class A1, 2.352% due 8/25/2066	563,824	527,506
b,d	Glebe Funding Trust, Whole Loan Securities Trust CMO, Series 2024-1 Class A, 8.099% due 11/29/2028	1,831,339	1,851,798
b,d	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class B3, 6.427% due 5/25/2065	3,000,000	2,947,374
	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO,
b,d	Series 2022-1 A Class A1, 5.082% due 7/25/2067	1,112,331	1,108,127
b,d	Series 2024-RTL1 Class A1, 7.12% due 7/25/2029	2,455,000	2,464,235
	JP Morgan Mortgage Trust, Whole Loan Securities Trust CMO,
b,d	Series 2021-11 Class B5, 3.02% due 1/25/2052	682,063	536,270
b,d	Series 2021-11 Class B6, 2.723% due 1/25/2052	809,243	408,246
b,d	Series 2023-3 Class A4B, 5.50% due 10/25/2053	1,272,929	1,280,474
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
b,d,g	Series 2021-INV2 Class AX1, 0.11% due 8/25/2051	89,212,321	375,013
b,d,g	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	6,112,669	248,930
b,d	Series 2021-INV2 Class B5, 3.31% due 8/25/2051	300,653	239,012
b,d	Series 2021-INV2 Class B6, 2.607% due 8/25/2051	1,461,700	798,758
b,d,g	Series 2021-INV3 Class AX1, 0.153% due 10/25/2051	23,632,452	154,944
b,d,g	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	1,918,219	51,657
b,d	Series 2021-INV3 Class B5, 3.203% due 10/25/2051	91,108	71,269
b,d	Series 2021-INV3 Class B6, 3.087% due 10/25/2051	401,048	224,725
	MFA Trust, Whole Loan Securities Trust CMO,
b,d	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	750,000	698,961
d	Series 2024-NPL1 Class A1, 6.33% due 9/25/2054	1,322,457	1,324,067
b	Morgan Stanley Capital I Trust, CMBS, Series 2024-BPR2 Class A, 7.291% due 5/5/2029	1,973,502	2,081,228
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
b,d,g	Series 2021-INV1 Class AX1, 0.744% due 6/25/2051	28,774,599	1,042,990
b,d	Series 2021-INV1 Class B5, 3.244% due 6/25/2051	346,621	281,352
b,d	Series 2021-INV1 Class B6, 3.177% due 6/25/2051	621,249	373,575
b,d	NLT Trust, Whole Loan Securities Trust CMO, Series 2023-1 Class B2, 3.71% due 10/25/2062	3,000,000	1,872,609
b,d	NRM FHT1 Excess Owner LLC, Whole Loan Securities Trust CMO, Series 2025-FHT1 Class A, 6.545% due 3/25/2032	1,802,452	1,817,439
b,d	PRPM LLC, Whole Loan Securities Trust CMO, Series 2025-1 Class A1, 5.993% due 4/25/2030	1,884,239	1,883,906
b,d	RFT Trust, Whole Loan Securities Trust CMO, Series RR1 Class A1, 6.767% due 6/27/2028	1,948,992	1,952,273
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
b,d	Series 2021-9 Class A1, 2.50% due 1/25/2052	2,033,040	1,688,340
b,d	Series 2023-3 Class A1, 6.00% due 9/25/2053	1,100,696	1,117,559
See notes to financial statements.	Annual Report | 11

Schedule of Investments, Continued
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
b,d	SFO Commercial Mortgage Trust, CMBS, Series 2021-555 Class A, 5.414% (TSFR1M + 1.26%) due 5/15/2038	$ 1,043,000	$ 1,034,137
b,d	SKY Trust, CMBS, Series 2025-LINE Class A, 6.739% (TSFR1M + 2.59%) due 4/15/2042	1,932,895	1,928,240
b,d	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-6 Class M1, 3.386% due 11/25/2066	1,500,000	1,110,080
b,d	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO, Series 2025-R1 Class A1, 4.00% due 11/27/2057	1,884,252	1,677,628
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
b,d,g	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	24,483,460	700,577
b,d	Series 2021-INV1 Class B4, 3.307% due 8/25/2051	481,733	395,127
b,d	Series 2021-INV1 Class B5, 3.307% due 8/25/2051	380,798	307,295
b,d	Series 2021-INV1 Class B6, 3.307% due 8/25/2051	292,320	142,199
	Total Mortgage Backed (Cost $63,630,463)		63,767,698
	Short-Term Investments — 4.4%
h	Thornburg Capital Management Fund	2,951,961	29,519,607
	Total Short-Term Investments (Cost $29,519,607)		29,519,607
	Total Investments — 99.7% (Cost $645,436,779)		$678,268,199
	Other Assets Less Liabilities — 0.3%		2,260,332
	Net Assets — 100.0%		$680,528,531

Outstanding Written Options Contracts At September 30, 2025
Contract Description	Contract Party*	Contract Amount	Exercise Price		Expiration Date	Notional Amount		Premiums Received USD	Value USD
Written Call Options – (0.1)%
Consumer Discretionary Distribution & Retail – (0.1)%
MercadoLibre, Inc.	GST	2,366	USD	2,700.00	11/21/2025	USD	5,529,200	$ 202,293	$ (202,293)
Financial Services – (0.0)%
Adyen NV	GST	1,025	EUR	1,400.00	10/17/2025	EUR	1,399,125	28,039	(28,039)
Materials – (0.0)%
BASF SE	JPM	157,464	EUR	43.00	10/17/2025	EUR	6,674,899	143,066	(120,992)
Media & Entertainment – (0.0)%
Meta Platforms, Inc.	GST	7,100	USD	850.00	11/21/2025	USD	5,214,098	72,420	(72,420)
Utilities – (0.0)%
Enel SpA	JPM	353,000	EUR	7.90	10/17/2025	EUR	2,847,298	35,478	(86,081)

TOTAL WRITTEN CALL OPTIONS								$ 481,296	$ (509,825)
Written Put Option – (0.0)%
Financial Services – (0.0)%
CME Group, Inc.	GST	13,600	USD	250.00	10/17/2025	USD	3,674,584	$ 27,200	$ (7,239)

TOTAL								$ 508,496	$ (517,064)

*	Counterparties include Goldman Sachs International (“GST”) and JPMorgan Chase Bank, N.A. (“JPM”).
12 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Income Builder Opportunities Trust
  |
September 30, 2025
Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2025, the aggregate value of these securities in the Trust’s portfolio was $124,213,246, representing 18.25% of the Trust’s net assets.
c	Security currently fair valued by Thornburg Investment Management, Inc.’s Valuation and Pricing Committee.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2025.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	Interest only.
h	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ADR	American Depositary Receipt
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DOP	Denominated in Dominican Peso
GDR	Global Depositary Receipt
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
Mtg	Mortgage
SOFR30A	Secured Overnight Financing Rate 30-Day Average
TSFR1M	Term SOFR 1 Month
UMBS	Uniform Mortgage-Backed Securities
UZS	Denominated in Uzbekistani Som
EUR	Euro
USD	United States Dollar
COUNTRY EXPOSURE * (percent of net assets)
United States	46.0%
France	6.4%
Italy	6.1%
Canada	5.0%
Germany	4.8%
Netherlands	3.8%
Taiwan	3.0%
Spain	2.4%
South Korea	2.3%
Australia	2.2%
Brazil	2.0%
United Kingdom	1.8%
China	1.7%
Mexico	1.4%
Norway	1.3%
Japan	1.2%
Dominican Republic	0.7%
Austria	0.6%
United Arab Emirates	0.6%
Indonesia	0.5%
Bermuda	0.4%
Singapore	0.4%
Guatemala	0.3%
South Africa	0.2%
Uzbekistan	0.2%
Russian Federation	0.0%**
Other Assets Less Liabilities	4.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
See notes to financial statements.	Annual Report | 13

Statement of Assets and Liabilities
September 30, 2025
ASSETS
Investments at cost
Non-affiliated issuers	$ 615,917,172
Non-controlled affiliated issuers	29,519,607
Investments at value
Non-affiliated issuers	648,748,592
Non-controlled affiliated issuers	29,519,607
Cash	568,602
Foreign currency at value (a)	640
Cash segregated as collateral on written options	30,000
Receivable for investments sold	1,771,071
Receivable for options written	28,039
Dividends receivable	957,722
Tax reclaims receivable	1,362,483
Principal and interest receivable	1,918,794
Total Assets	684,905,550
Liabilities
Written options at value (b)	517,064
Payable for investments purchased	2,707,777
Payable to investment advisor and other affiliates	737,931
Accounts payable and accrued expenses	414,247
Total Liabilities	4,377,019
Net Assets	$ 680,528,531
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 641,580,900
Distributable earnings	38,947,631
Net Assets	$ 680,528,531
NET ASSET VALUE
Common Shares:
Net assets applicable to shares outstanding	$ 680,528,531
Shares outstanding	32,081,883
Net asset value and redemption price per share	$ 21.21

(a)	Cost of foreign currency is $643.
(b)	Premiums received $508,496.
See notes to financial statements.

  |
Annual Report

Statement of Operations
Year Ended September 30, 2025
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 27,362,881
Non-controlled affiliated issuers	921,125
Dividend taxes withheld	(2,611,142)
Interest income	12,629,851
Foreign withholding tax claims	379,117
Total Income	38,681,832
EXPENSES
Investment management fees	7,867,531
Administration fees	527,415
Transfer agent fees	34,929
Custodian fees	88,150
Audit and tax fees	255,420
Legal fees	603,450
Trustee and officer fees	181,040
Other expenses	607,979
Total Expenses	10,165,914
Net Investment Income (Loss)	$ 28,515,918
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuers investments	12,526,768
Options written	3,351,083
Foreign currency transactions	(414,172)
Net realized gain (loss)	15,463,679
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments	53,714,702
Options written	(87,102)
Foreign currency translations	79,758
Change in net unrealized appreciation (depreciation)	53,707,358
Net Realized and Unrealized Gain (Loss)	69,171,037
Change in Net Assets Resulting from Operations	$ 97,686,955
See notes to financial statements.
Annual Report
  |

Statement of Changes in Net Assets
Thornburg Income Builder Opportunities Trust
	Year Ended September 30, 2025	Year Ended September 30, 2024
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 28,515,918	$ 22,750,648
Net realized gain (loss)	15,463,679	19,016,299
Net change in unrealized appreciation (depreciation)	53,707,358	76,403,549
Net Increase (Decrease) in Net Assets Resulting from Operations	97,686,955	118,170,496
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Common Shares	(40,103,637)	(40,103,637)
Net Increase (Decrease) in Net Assets	57,583,318	78,066,859
NET ASSETS
Beginning of Year	622,945,213	544,878,354
End of Year	$ 680,528,531	$ 622,945,213
See notes to financial statements.

  |
Annual Report

Notes to Financial Statements
September 30, 2025
NOTE 1 – ORGANIZATION
Thornburg Income Builder Opportunities Trust (the “Trust") is organized as a Delaware statutory trust and commenced operations on July 28, 2021. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust will terminate on or before August 2, 2033 (the "Termination Date"); provided, that if the Board of Trustees of the Trust (the "Trustees") believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date once for up to one year, and once for an additional six months. The Trust seeks to provide current income and additional total return.
The Trust’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Trust include investment and market risk, management risk, equity securities risk, small and mid-cap stock risk, credit risk, interest rate risk, inflation/deflation risk, depositary receipts risk, emerging markets securities risk, below investment grade/high yield securities risk, foreign currency risk, exchange-traded funds and other investments companies risk, illiquid securities risk, loan risk, options risk, market discount risk, closed-end fund risk, and limited term and eligible tender offer risk. Please see the Trust’s prospectus and most recent annual shareholder report for a discussion of those principal risks and other risks associated with an investment in the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The Trust prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including  investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Segment Reporting:
The Trust has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Trust ’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the Trust. The Trust operates as a single operating segment. The Trust ’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights.
Allocation of Income, Gains, Losses and Expenses:
Net investment income and any realized and unrealized gains and losses are allocated daily to each outstanding share of the Trust at the beginning of the day (after adjusting for the current capital shares activity of the Trust). Expenses common to the Trust and each series of Thornburg Investment Trust are allocated daily among the funds based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders:
Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Trust at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation:
Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Trust purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Trust does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in Net change in unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in Net realized gain (loss) on foreign currency transactions in the Statement of Operations.
Annual Report
  |

Notes to Financial Statements, Continued
September 30, 2025
Net change in unrealized appreciation (depreciation) on foreign currency translations arises from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications:
Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income:
Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Trust. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions:
Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements:
The Trust may invest excess cash in repurchase agreements whereby the Trust purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the year ended September 30, 2025, the Trust did not enter into repurchase agreements.
Security Valuation:
All investments in securities held by the Trust  are valued as described in Note 3.
Use of Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions:
The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Trust’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Trust makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Trust will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Trust intends to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2025 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Trust’s portfolio investment securities is performed by the Advisor, which has been designated by the Trustees as the Trust’s “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Trust’s valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Trust investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Trust’s investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.

  |
Annual Report

Notes to Financial Statements, Continued
September 30, 2025
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Trust would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Trust upon a sale of the investment, and the difference could be material to the Trust’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other regulated investment companies) for the investment.
Valuation of Securities
: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Trust’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Investments in U.S. closed-end funds are valued at the exchange-traded price if they are listed.
Debt obligations held by the Trust which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Over-the-counter options are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Trust, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Trust is likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Trust may be traded on days and at times when the Trust is not open for business. Consequently, the value of Trust’s investments may be significantly affected on days when shareholders cannot purchase or sell Trust’s shares.
Valuation Hierarchy:
The Trust categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Annual Report
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Notes to Financial Statements, Continued
September 30, 2025
Various inputs are used in calculating valuations for the Trust’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Trust are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Trust, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Trust is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Trust may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Trust’s investments as of September 30, 2025:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 455,304,368	$ 455,205,855	$ 98,513	$ — (a)
Preferred Stock	6,367,212	—	—	6,367,212
Asset Backed Securities	20,592,031	—	20,063,003	529,028
Corporate Bonds	83,359,921	—	81,337,321	2,022,600
Convertible Bonds	1,260,504	—	1,260,504	—
Other Government	6,450,184	—	6,450,184	—
U.S. Treasury Securities	11,646,674	11,646,674	—	—
Mortgage Backed	63,767,698	—	63,767,698	—
Short-Term Investments	29,519,607	29,519,607	—	—
Total Investments in Securities	$ 678,268,199	$ 496,372,136	$ 172,977,223	$ 8,918,840
Total Assets	$ 678,268,199	$ 496,372,136	$ 172,977,223	$ 8,918,840 (b)
Liabilities
Other Financial Instruments
Written Call Options	$ (509,825)	$ —	$ (509,825)	$ —
Written Put Options	(7,239)	—	(7,239)	—
Total Other Financial Instruments	$ (517,064)	$ —	$ (517,064)	$ —
Total Liabilities	$ (517,064)	$ —	$ (517,064)	$ —

(a)	Securities categorized as Level 3 is currently valued at zero as of September 30, 2025.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2025.

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Annual Report

Notes to Financial Statements, Continued
September 30, 2025
	FAIR VALUE AT September 30, 2025	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ –	Reference instrument	Discount for lack of marketability	100%/(100%)
Preferred Stock	6,367,212	Market yield	Credit spread	5.73%-5.90%/(5.80%)
Asset Backed Securities	529,028	Discounted cash flows	Yield (Discount rate of cash flows)	15.13%/(N/A)
Corporate Bonds	2,022,600	Discounted cash flows	Yield (Discount rate of cash flows)	8.98%/(N/A)
Total	$ 8,918,840
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2025 is as follows:
	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	TOTAL (e)
Beginning Balance 9/30/2024	$ 195,308	$ 6,283,712	$ 665,857	$ –	$ 7,144,877
Accrued Discounts (Premiums)	–	–	(186,784)	–	(186,784)
Net Realized Gain (Loss) (a)	–	–	–	–	–
Gross Purchases	–	–	–	2,000,000	2,000,000
Gross Sales	–	–	–	–	–
Net Change in Unrealized Appreciation (Depreciation) (b)(c)	(195,308)	83,500	49,955	22,600	(39,253)
Transfers into Level 3 (d)	–	–	–	–	–
Transfers out of Level 3 (d)	–	–	–	–	–
Ending Balance 9/30/2025	$ –	$ 6,367,212	$ 529,028	$ 2,022,600	$ 8,918,840

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Trust’s Statement of Operations for the year ended September 30, 2025.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Trust’s Statement of Operations for the year ended September 30, 2025.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2025, which were valued using significant unobservable inputs, was $(39,253). This is included within net change in unrealized appreciation (depreciation) on investments in the Trust’s Statement of Operations for the year ended September 30, 2025.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2025. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.31% of total net assets at the year ended September 30, 2025. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Trust for which the fees are payable at the end of each month. Under the investment advisory agreement, The Trust pays the Advisor a management fee based on the average daily Managed Assets of the Trust at an annual rate of 1.25%. “Managed Assets” are the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).
The Trust’s effective management fee for the year ended September 30, 2025 was 1.25% of the Trust’s average daily Managed Assets. Total management fees incurred by the Trust for the year ended September 30, 2025 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to the Trust’s common shares. The Trust pays the Advisor for the services it provides as administrator its pro rata portion of a fee computed as an annual percentage of the aggregate of the average daily Managed Assets of the Trust and the average daily net assets of each series of Thornburg Investment Trust at the rates set forth in the table below:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
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Notes to Financial Statements, Continued
September 30, 2025
In May 2021, the Trust retained XA Investments LLC (“XAI”) to provide investor support and secondary market support services in connection with the ongoing operation of the Trust. Pursuant to the investor support services and secondary market support services agreement with XAI, the Trust paid XAI a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets. The agreement with XAI was terminated effective January 16, 2023.
The Advisor entered into an “Expense Limitation and Reimbursement Agreement” with the Trust for a two-year term beginning on the date of commencement of operations of the Trust through July 28, 2023 to limit the amount of Total Annual Expenses, excluding certain expenses listed below, borne by the Trust to an amount not to exceed 1.65% per annum of the Trust’s net assets (the “Expense Cap”). The Expense Limitation and Reimbursement Agreement expired July 28, 2023. While the Expense Limitation and Reimbursement Agreement was in effect, to the extent that expenses for a month exceeded the Expense Cap, the Advisor reimbursed the Trust for expenses to the extent necessary to eliminate such excess.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor. The compensation of the independent Trustees is borne by the Trust. The Trust pays no salaries or compensation to any of its interested Trustees or its officers. For their services, the independent Trustees of the Trust receive an annual retainer in the amount of $50,000. In addition, the lead independent Trustee receives $8,000 annually, the Chair of the Audit Committee and the Chair of the Nominating and Corporate Governance Committee each receives $6,000 annually, and each other member of the Audit Committee and Nominating and Corporate Governance Committee receives $1,500 annually for each committee on which they serve. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
For the year ended September 30, 2025, the percentage of direct investments in the Trust held by the Trustees and officers of the Trust is 2.73%.
The Trust may purchase or sell portfolio securities from or to an affiliated fund provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2025, the Trust had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio holding which is considered "affiliated" to the Trust under the 1940 Act ("Affiliates"), including companies for which the Trust’s holdings represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Trust invested for cash management purposes during the period:
	Market Value 9/30/24	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/25	Dividend Income
Thornburg Capital Mgmt. Fund	$23,605,559	$151,109,878	$(145,195,830)	$-	$-	$29,519,607	$921,125
NOTE 5 – TAXES
Federal Income Taxes:
It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Trust. Therefore, no provision for federal income or excise tax is required.
The Trust files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Trust’s tax return filings generally remains open for the three years following a return’s filing date. The Trust has analyzed each uncertain tax position believed to be material in the preparation of the Trust’s financial statements for the fiscal year ended September 30, 2025, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Trust has not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2025, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 647,688,448
Gross unrealized appreciation on a tax basis	93,982,244
Gross unrealized depreciation on a tax basis	(63,402,493)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 30,579,751
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from tax deferral of losses on wash sales, premium amortization accruals and tax treatment of corporate actions.

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Annual Report

Notes to Financial Statements, Continued
September 30, 2025
At September 30, 2025, the effect of permanent "book/tax" reclassifications resulted in the increase of distributable earnings by $56,760 and the decrease of net capital paid by $56,760 to components of the Trust’s net assets. These differences are primarily due to the tax treatment of non-deductible excise tax.
Foreign Withholding Taxes Paid:
The Trust is subject to foreign tax withholding imposed by certain foreign countries in which the Trust may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. In December 2023, the FASB issued Accounting Standards Update (ASU) 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by jurisdiction, when material to the Trust’s financial statements. The amendments under this ASU are required to be applied prospectively and are effective for annual periods beginning after December 15, 2024. Early adoption of ASU 2023-09 was permitted.
The value of the foreign withholding taxes paid at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of income taxes paid for the year ended September 30, 2025 is not presented.
Foreign Withholding Tax Reclaims
: The Trust may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Trust would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Trust has recorded no such receivable because there is limited precedent for collecting such prior year reclaims in countries other than Finland, France and Sweden, and the likelihood of collection in those other countries remains uncertain.
Deferred Foreign Capital Gain Taxes:
The Trust is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Trust records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in Net change in unrealized appreciation (depreciation) from investments in the Statement of Operations, if any.
At September 30, 2025, the Trust had $8,063,291 of undistributed tax basis ordinary investment income and $1,455,016 of undistributed tax basis capital gains.
The tax character of distributions paid for the Trust during the years ended September 30, 2025, and September 30, 2024, were as follows:
	2025	2024
Distributions from:
Ordinary income	$ 34,668,516	$ 37,201,079
Capital gains	5,435,121	2,902,558
Total	$ 40,103,637	$ 40,103,637
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2025, there were 32,081,883 shares of the Trust with $0.001 par value of beneficial interest authorized. There were no transactions in the Trust’s shares of beneficial interest during the reporting period. Additional shares of the Trust may be issued under certain circumstances, including pursuant to the Trust’s Dividend Reinvestment Plan. Additional information concerning the Dividend Reinvestment Plan is included within this report.
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2025, the Trust had purchase and sale transactions of investments of $136,695,271 and $139,480,599, respectively (excluding short-term investments and U.S. Government obligations).
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Trust may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Trust and how these derivatives affect the financial position, financial performance and cash flows of the Trust. The Trust does not designate any
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Notes to Financial Statements, Continued
September 30, 2025
derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2025, the Trust’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investments in options.
The Trust is subject to Rule18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Trust intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Trust’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Trust fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Trust will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
Option Contracts
: The Trust may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, the Trust may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Trust may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Trust’s portfolio, on broad-based securities indexes, or certain ETFs.
When the Trust purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset.  When the Trust writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Trust realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
Options written by the Trust do not typically give rise to counterparty credit risk since options written obligate the Trust and not the counterparty to perform. Exchange-traded purchased options have minimal counterparty credit risk to the Trust since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
As of September 30, 2025, the Trust had no outstanding purchased options. The monthly average notional value of options written contracts for the year ended September 30, 2025 was $17,064,503.
The value of the outstanding Written Options recognized in the Trust’s Statement of Assets and Liabilities at September 30, 2025 is disclosed in the following table:
Type of Derivative (a)	Principal Risk	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Written Options	Derivatives risk	GST	$ —	$ (309,991)	$ (309,991)
Written Options	Derivatives risk	JPM	—	(207,073)	(207,073)

(a)	Generally, the Statement of Assets and Liabilities location for written options is Liabilities - written options at value for liabilities derivatives.
The net realized gain (loss) from written options and net change in unrealized appreciation (depreciation) on outstanding written options recognized in the Trust’s Statement of Operations for the year ended September 30, 2025 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
Type of Derivative (a)	Principal Risk	Gain (Loss)	Appreciation (Depreciation)
Written Options	Derivatives risk	$3,351,083	$ (87,102)

(a)	Generally, the Statement of Operations location for written option contracts is Net realized gain (loss) on: options written and Net change in unrealized appreciation (depreciation) on: options written.

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Annual Report

Notes to Financial Statements, Continued
September 30, 2025
The following table presents the Trust’s derivative liabilities by counterparty net of the related collateral segregated by the Trust as of September 30, 2025:
Type of Derivative	Counterparty	Liability Derivatives	Cash Collateral Pledged	Net Amount (a)
Written Options	GST	$ 309,991	$ –	$ 309,991
Written Options	JPM	207,073	(30,000)	177,073

(a) The net amount is the resulting liability due to the counterparty based on the valuation of the options as of September 30, 2025.
NOTE 9 – Credit Agreement
On May 4, 2023, the Trust entered into a credit facility agreement with an approved lender, which was amended as of May 1, 2025 (the "Credit Agreement"). As of May 1, 2025, the total commitment under the facility was reduced from $75,000,000 to $50,000,000, and the unused commitment fee rate charged on the difference between the amount available to borrow under the Credit Agreement and the actual amount borrowed was increased from 0.25% to 0.45% per annum. The interest rate on the amount borrowed is 0.75% per annum. As of September 30, 2025, there was no outstanding balance on the credit facility. As of September 30, 2025, the average amount of borrowings on the credit facility was $0 at an average interest rate of 0.30% and the total interest expense incurred was $190,103.
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Financial Highlights
Income Builder Opportunities Trust
	2025	2024	2023	2022	2021 (a)
Per Share Performance (For a Share Outstanding throughout the Year) (b)
Net Asset Value, Beginning of Year	$19.42	$16.98	$14.97	$19.74	$20.00
Net Investment Income (Loss)	0.89	0.71	0.59	0.57	0.10
Net Realized & Unrealized Gain (Loss) on Investments	2.15	2.98	2.67	(4.09)	(0.26)
Total from Investment Operations	3.04	3.69	3.26	(3.52)	(0.16)
Dividends from Net Investment Income	(1.25)	(1.16)	(1.14)	(1.25)	(0.10)
Dividends from Net Realized Gains	0.00	(0.09)	(0.11)	0.00	0.00
Total Dividends	(1.25)	(1.25)	(1.25)	(1.25)	(0.10)
Net Asset Value, End of Year	$21.21	$19.42	$16.98	$14.97	$19.74
Market Value, End of Year	$19.89	$17.78	$14.60	$12.76	$20.05
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total Return (c)	16.44%	22.56%	22.06%	(18.85)%	(0.79)%
Total Return, Market Value (c)	19.26%	30.50%	23.13%	(31.90)%	0.78%
Ratios to Average Net Assets
Net Investment Income (Loss) Ratio (d)	4.53%	3.92%	3.48%	3.08%	2.80%
Expenses, After Expense Reductions Ratio	1.62%	1.59%	1.66%	1.65%	1.65%
Expenses, Before Expense Reductions Ratio	1.62%	1.59%	1.68%	1.70%	1.69%
Supplemental Data
Portfolio Turnover Rate (c)	22.51%	49.18%	43.27%	58.30%	27.91%
Net Assets at End of Year (Thousands)	$680,529	$622,945	$544,878	$480,381	$633,163

(a)	The Trust commenced operations on July 28, 2021.
(b)	Unless otherwise noted, periods are fiscal years ended September 30.
(c)	Not annualized for periods less than one year.
(d)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratio for 2025 would have been 4.47% and 2023 would have been 3.46%.
See notes to financial statements.

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Annual Report

Report of Independent Registered Public Accounting Firm
Thornburg Income Builder Opportunities Trust
To the Board of Trustees and Shareholders of Thornburg Income Builder Opportunities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Income Builder Opportunities Trust (the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2025, and for the period July 28, 2021 (commencement of operations) through September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the four years in the period ended September 30, 2025 and for the period July 28, 2021 (commencement of operations) through September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 17, 2025
We have served as the auditor of one or more investment companies in Thornburg Fund Complex since 1999.
Annual Report
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Approval of Investment Advisory Agreement
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
At a meeting held on September 2, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of Thornburg Income Builder Opportunities Trust (the “Trust”), including the Trustees of the Trust that are not “interested persons,” as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), voting separately, considered and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and Thornburg Investment Management, Inc. (“TIM”).
In advance of the Meeting, the Board (including the Independent Trustees) requested (in writing) detailed information from TIM related to the Board’s consideration of the Advisory Agreement, and received and reviewed written responses from TIM, as well as supporting materials relating to that request for information (the “15(c) Materials”). The Trustees also met in advance of the Meeting to discuss the 15(c) Materials with representatives of TIM.
The 15(c) Materials included a copy of the Advisory Agreement, TIM’s responses to the Board’s written requests, which included, among other things, information regarding TIM’s profitability, management and operations, and related exhibits including TIM’s organizational chart, Form ADV, compliance risk matrix, and third-party comparison reports regarding the Trust’s performance and fees compared to benchmark indices and peer funds. The Board also received and reviewed a memorandum from independent legal counsel to the Independent Trustees ("Independent Trustee Counsel") regarding the Trustees’ duties in considering the approval of the Advisory Agreement, which Independent Trustee Counsel reviewed separately with the Independent Trustees in executive session.
The Board considered the following factors, among others, in considering the approval of the Advisory Agreement: (i) the investment performance of the Trust and TIM’s experience as an investment adviser, (ii) the nature, extent and quality of the services provided by TIM to the Trust, (iii) the experience and qualifications of the personnel that provide such services, (iv) the costs of the services provided and the profits realized by TIM and any of its affiliates from the relationship with the Trust, (v) the extent to which economies of scale are realized by the Trust, and (vi) whether the Trust’s fee levels reflected the economies of scale to the benefit of the Trust’s shareholders. In particular, the Board considered the following:
Investment Performance, Fees and Expenses
The Board reviewed the Trust’s performance for the year-to-date, three-month, six-month, one-year and three-year periods ended June 30, 2025 as compared to the Trust’s relative peer group (“Peer Group”) as determined by Institutional Shareholder Services Market Intelligence ("ISSMI"), an independent third-party firm that provides data services. It was noted that ISSMI provided two separate Peer Group comparisons – one with the full universe of closed-end funds considered to be in the Peer Group and a second with only closed-end funds with sponsor-borne charges (the “Supplemental Peer Group”). The Board determined that the Trust’s performance was acceptable, noting that the Trust’s performance at NAV for all periods were within the first and second quartiles of the Peer Group.  The Board noted that for 2022 the annual total returns at NAV were in the second quartile, for 2023 the annual total returns at NAV were in the first quartile, and for 2024 the annual total returns at NAV were in the third quartile of the Peer Group.  The Board noted there were no material differences in the performance of the Trust as compared to the Supplemental Peer Group.
As to the comparative fee and expenses, the Trustees considered the management and the other fees paid to the Trust and compared those to the management and other fees paid to funds in the Peer Group. The Board noted that the Trust’s net expense ratio was above the Peer Group median but below the Supplemental Peer Group median. The Board also noted that TIM provides administration services to the Trust in conjunction with TIM’s administration services to its open-end mutual funds, with breakpoint fees based on the combined assets under management. The Board also evaluated the other expenses comprising the Trust’s total expense ratio and considered the effect of a previous elimination of certain secondary market support expenses due to TIM undertaking to provide such secondary market support services to the Trust at no additional cost.
The Board also noted that the annual management fee for the Trust was above the median paid by the Peer Group but below the Supplemental Peer Group median. The Board, including the Independent Trustees, determined that the fees were reasonable given the nature of the Trust’s asset size, investment strategy, the capabilities of TIM, and the Trust’s complexity.
Nature, Extent and Quality of Services
As to the nature, extent and quality of the services provided by TIM to the Trust, the Board considered that under the terms of the Advisory Agreement, TIM supervises and manages the investment and reinvestment of the Trust’s assets in accordance with the investment policies and procedures of the Trust, monitors on a daily basis the investment activities and portfolio holdings relating to the Trust, and performs other related functions in connection with managing the Trust’s operations, under the supervision of the Board. The Board reviewed TIM’s organizational chart and Form ADV, which was previously provided to the Board and which provided details regarding the experience of each of TIM’s personnel. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that TIM had provided quality services and would continue to do so for the Trust.
Costs of the Services Provided and Profitability, Economies of Scale and Other Benefits

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Annual Report

Approval of Investment Advisory Agreement, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
As to the cost of the services provided and profits realized by TIM, the Board reviewed TIM’s profitability and its financial condition. The Board reviewed TIM’s financial statements and noted TIM’s financial condition is stable as income from its asset management operations have contributed to revenues for TIM. The Board acknowledged that TIM’s management fees for the Trust were reasonable as compared to those charged to other open-end funds to which TIM provides advisory services in light of the Trust’s asset size, differing investment strategy and added investment and operational complexities, noting differences between open-end funds and the Trust, which require additional monitoring and oversight. The Board, including the Independent Trustees, determined that the Advisory Agreement, with respect to the Trust, was in a reasonable range of profitability to TIM and the financial condition of TIM was adequate.
The Board considered the economies of scale available to the Trust in light of current operations. The Board also considered the extent to which complex-wide economies of scale might be applicable, noting the possibility of future economies of scale if TIM were to sponsor additional, complementary closed-end funds in the future.  Finally, the Board noted the benefits inuring to the Trust due to TIM’s other lines of business and their resultant negotiating strength with vendors.
The Board noted that TIM has no affiliations with the Trust’s transfer agent, fund accountant, custodian, or distributor and therefore does not derive any benefits from the relationships these parties may have with the Trust.
The Board, having requested such information from TIM as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having determined that the information provided by TIM was sufficiently responsive to their requests to permit consideration of the Advisory Agreement, and the Independent Trustees having been advised by independent counsel throughout the process, determined that renewal of the Advisory Agreement for an additional one-year term was in the best interests of each of the Trust and its shareholders.
In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.
Annual Report
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Summary of Updated Information Regarding the Trust
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
The following information in this annual report is a summary of certain information about the Trust and changes since the Trust’s most recent annual report dated September 30, 2024 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Trust.
Investment Objectives
There have been no changes in the Trust’s investment objectives since the prior disclosure date that have not been approved by shareholders.
The Trust’s investment objective is to provide current income and additional total return. There is no assurance that the Trust will achieve its investment objective.
Principal Investment Strategy
There have been no changes in the Trust’s Principal Investment Strategies and Policies since the prior disclosure date.
Under normal market conditions, the Trust seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in a broad range of income-producing securities. The Trust invests in both equity and debt securities of companies located in the United States and around the globe. The Trust may invest in non-U.S. domiciled companies, including up to 20% of the Trust’s Managed Assets at the time of investment in equity and debt securities of emerging market companies.
Investors today are facing significant mounting risks and heightened market volatility late in a market cycle due to a variety of factors: global pandemic, looming recession, geopolitical frictions, trade tensions, unusual global monetary and fiscal policies and populism, to name a few. The Trust is prepared to act on these market dislocations, using all available income tools at our disposal, using a highly active, high conviction, benchmark agnostic portfolio, aiming to deliver a high level of current income to the Trust’s investors.
The Trust’s Managed Assets are allocated among the following investment opportunities: i) global equity; and ii) global debt. The Trust’s allocations to global equity and global debt may vary over time depending upon prevailing market conditions. In addition, the Trust manages a limited covered call option overlay. The Trust expects to hold 125-175 securities at any one time.
Global Equity Allocation
: In managing the Trust’s global equity allocation, Thornburg Investment Management, Inc. (the “Adviser”) invests in any stock or other equity security that the Adviser believes will assist the Trust in pursuing its investment goals, including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests, and depositary receipts such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Trust may invest in companies of any market capitalization and may invest in both U.S. and non-U.S. countries, including developing countries. The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income. The Trust’s global equity allocation may vary over time between 50% to 90% of Managed Assets.
Global Debt Allocation
: In managing the Trust’s global debt allocation, the Adviser invests in debt obligations of any kind, including credit and credit-related instruments, including without limitation, corporate bonds, syndicated corporate loans, mortgage and asset-backed securities, debt securities and similar instruments issued by U.S. and non-U.S. corporate entities and governments and supranational entities, as well as U.S. government-sponsored agency debentures, and convertible securities. The Trust’s investments in mortgage- backed securities may include residential mortgage-backed securities and commercial mortgage-backed securities. It is expected that the Trust’s investments in mortgage-backed securities will not exceed 20% of the Trust’s Managed Assets. The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid. The Trust may purchase mezzanine, second lien, distressed and other securities or instruments that are rated below investment grade or that are unrated, including “leveraged loans”, “high yield” or “junk” bonds and debt obligations of any maturity and of any credit quality. The Trust will invest no more than 10% of its Managed Assets in bond, debt or credit investments rated CCC/Caa or lower (or are unrated but judged by the Adviser to be of comparable quality) at the time of investment. The Trust may also invest up to 20% of Managed Assets in receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans. While the Trust does not intend to originate loans, the Trust’s investments in asset-backed securities may include securitizations of consumer loans. The Trust’s global debt allocation may vary over time between 10% to 50% of Managed Assets.
The Trust’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Trust ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Trust may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

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Annual Report

Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
Option Overlay
: The Trust intends to write (sell) covered call options on a portion of the individual common stocks in its portfolio and write (sell) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). In employing the option overlay, the Trust seeks to enhance its ability to retain option premiums in varying equity market environments, by maintaining the flexibility to manage different covered call contracts and to take into account differences in volatility and sector or company specific factors when making investment decisions. The notional amount of the Trust’s options strategy may be approximately 10% to 40% of the Trust’s Managed Assets, although this percentage may vary from time to time with market conditions. Under current market conditions with higher levels of volatility, the Trust anticipates writing out-of-the-money individual call options, the notional amount of which would be approximately 35% of the Trust’s Managed Assets. The option overlay allocation may vary over extended periods of time depending on market conditions and Trust Management’s ongoing assessment of covered call option risk-adjusted returns. The Adviser may actively manage the option overlay based on macroeconomic and security-specific insights and will vary the terms of the option overlay, including the notional value of the options written, contract type and term. The Adviser evaluates option strike prices relative to the underlying common stock as part of the option overlay.
The Trust’s options strategy is intended to generate current income from options premiums and to improve the Trust’s risk-adjusted returns. The strike and expiration selection will vary based on market conditions and yield targets, but the Trust generally writes options that are “out-of-the-money”—in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Trust may also write “at-the-money” or “in-the-money” options for defensive or other purposes. Option expirations will vary and typically range up to 6 months.
Derivatives
: The Trust may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes. The Trust may seek to hedge 50% or more of the Trust’s foreign currency risk. The Trust’s global equity strategy may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes. Income producing derivatives utilized by the Trust will be counted toward the Trust’s policy of investing at least 80% of its assets in income producing securities. For purposes of the 80% policy, derivatives will be valued based on their market value.
Portfolio Turnover
: The annualized portfolio turnover rate of the Trust is not expected to exceed 100%. Portfolio turnover will not be a principal consideration in investment decisions for the allocation, and the allocation will not be subject to any limit on the frequency with which portfolio securities may be purchased or sold.
Short-Term Investments
: In addition to the foregoing principal investment strategy of the Trust, the Adviser also may allocate the Trust’s Managed Assets among cash and short-term investments, which are not included in the Trust’s global debt or global equity allocations.
“Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).
All percentage limitations described herein are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of the Trust’s portfolio securities.
Unless otherwise specified, the investment objective, policies and portfolio limitations of the Trust are not considered to be fundamental and can be changed without a vote of the Common Shareholders. Certain investment restrictions specifically identified as such in the Trust’s statement of additional information (SAI”) are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which includes Common Shares and preferred stock of the Trust (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.
PORTFOLIO COMPOSITION
The Trust’s portfolio may primarily consist of the instruments described below subject to any percentage limitations described above that may apply.
COMMON STOCKS AND OTHER EQUITY SECURITIES
The Trust may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.
Annual Report
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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in the Trust may at times decrease instead of increase. The Trust’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.
FIXED INCOME
Fixed income investments include bonds, debt securities and income-producing instruments of any kind issued by governmental or private-sector entities. The Trust’s fixed income investments may be sourced in the primary and secondary markets. Most fixed income investments consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term fixed income broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. The Trust may invest in a wide variety of fixed income instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers, including taxable, tax-exempt and tax-advantaged municipal securities. Fixed income investments may include, among other things, fixed or variable/ floating-rate debt obligations, including bills, notes, bonds, debentures, money market instruments and similar instruments and securities. Fixed income investments generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some fixed income investments are “perpetual” in that they have no maturity date.
FOREIGN AND EMERGING MARKETS
The Trust may invest in securities issued by a foreign issuer, including emerging market issuers, or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.
Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Trust’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the Trust may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Trust’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the Trust’s liquidity risk.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the Trust’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.
Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Trust’s ability to buy, sell, receive or deliver the securities.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Trust’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.
To the extent the Trust invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Trust will have greater exposure to risks associated with such region, country or group of countries. From time to time, based on market or economic conditions, the Trust may invest a significant portion of its assets in one country or geographic region.

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Annual Report

Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.
There may also be limited counterparties available in developing markets, which may increase the Trust’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with the Trust’s investments in such markets.
The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, the Trust is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after the Trust’s income has been earned and translated into U.S. dollars (but before payment), the Trust could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Trust incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of the Trust’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which the Trust’s portfolio holdings are denominated will reduce the value of and return on the investment to the Trust when translated into U.S. dollars.
Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in non-equity securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.
Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency- denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, the Trust’s investments in GDNs are subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and reliance on the adviser risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.
Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. When the Trust invests in securities issued by foreign issuers, the Trust may be subject to the risks described above even if all of the Trust’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.
LOANS, ASSIGNMENTS AND PARTICIPATIONS
The Trust may make loans, and may acquire or invest in loans made by others. The Trust may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Trust may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Trust assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Trust assumes the position of a co-lender with other syndicate members. As an alternative, the Trust may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Trust will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Trust’s loan
Annual Report
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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Trust may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Trust also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Adviser or its related parties.
Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Trust has direct recourse against the borrower, the Trust may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.
The Trust’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Trust’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Trust to receive scheduled interest or principal payments on a loan would adversely affect the income of the Trust and would likely reduce the value of its assets, which would be reflected in a reduction in the Trust’s NAV. Loans that are fully secured offer the Trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.
Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Trust will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Trust may invest may not be rated by independent credit rating agencies, a decision by the Trust to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Trust may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Trust’s NAV than if that value were based on available market quotations, and could result in significant variations in the Trust’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Trust’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act of 1933, as amended, and thus investments in them may be less liquid or illiquid.
Although the Trust has no present intention to do so, the Trust may originate and own entire whole loans. In addition to interest, the Trust could receive origination fees, extension fees, modification or similar fees in connection with whole mortgage or other loans. Investments in loans through a direct or originated loan may involve additional risks to the Trust. For example, if a loan is foreclosed, the Trust could become part or sole owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Trust could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.
From time to time, loans or assignment or participation interests therein acquired by the Trust, or to which the Trust may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial

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amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.
Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.
It is the position of the Securities and Exchange Commission (“SEC”) that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Trust and the corporate borrower, if the participation does not shift to the Trust the direct debtor-creditor relationship with the borrower, the Trust should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Trust treats a financial intermediary as an issuer of indebtedness, the Trust may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if the Trust had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
OPTIONS OVERLAY
The Trust may seek to generate income from option premiums by writing (selling) options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, futures contract, index, currency, or other instrument at the option exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at the option exercise price. The Trust may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Trust through the exercise of its rights with respect to convertible securities it owns) in the Trust’s portfolio and (ii) on broad-based securities indexes (such as the Standard and Poor’s 500® Index (“S&P 500”) or the MSCI EAFE® Index (“MSCI EAFE”), which is an index of international equity stocks), or certain ETFs that trade like common stocks but seek to replicate such market indexes. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Trust may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500 or MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indexes.
The Trust will write call options and put options only if they are “covered.” For example, a call option written by the Trust will require the Trust to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Trust on an index will require the Trust to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Trust requires the Trust to segregate cash or liquid assets equal to the exercise price.
BELOW INVESTMENT GRADE/HIGH YIELD INVESTMENTS
Corporate bonds rated below investment grade (“junk bonds”) and certain other fixed income instruments, such as loans (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade (such as “leveraged loans”), or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds. A security may be considered to be below investment grade if it is rated Ba1 by Moody’s Investor Services, Inc. (“Moody’s) and BB+ by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or lower, or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”).
While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, high yield investments typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds and high yield investments may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Trust may lose its entire investment.
The lower ratings of certain securities held by the Trust reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Trust more volatile and could limit the Trust’s ability to sell its securities at prices approximating the values the Trust had placed on such securities. In the absence of a liquid trading market for securities held by it, the
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Trust may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P, Fitch, or any other NRSRO does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.
Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of the Trust’s fixed-income securities. Conversely, during periods of rising interest rates, the value of the Trust’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Trust’s NAV.
Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Trust may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell lower-rated securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, the Trust may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses and adversely affect the Trust’s NAV. The Trust may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Trust’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Trust may exercise its rights by taking possession of such assets.
Certain securities held by the Trust may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted. The Trust’s investment in asset-backed securities and mortgage-backed securities may be investment grade, non-investment grade and non-rated.
Unrated Securities
. Unrated securities involve the risks associated with investments in rated securities of equivalent credit quality, though they may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s creditworthiness. When the Trust invests in unrated securities, the Trust’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Trust invested exclusively in rated securities.
MUNICIPAL SECURITIES
Municipal securities include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

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Taxable municipal securities include obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued are considered “Build America Bonds”). Investments in Build America Bonds or similar taxable municipal bonds will result in taxable income, and the Trust may elect to pass through to Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds.
CONVERTIBLE SECURITIES
The Trust may invest in convertible securities. Convertible securities include bonds, warrant-linked bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. The Trust may invest in convertible bonds and debentures of any credit quality and maturity.
The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.
If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.
The Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Trust may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.
The Trust also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Trust may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.
The Trust’s investments in convertible securities, including synthetic convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Trust.
PREFERRED SECURITIES
Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore,
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preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.
In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Trust invests will be declared or otherwise made payable.
Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or industry sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. Many of the preferred securities in which the Trust may invest will not pay tax-advantaged dividends. Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher dividend-paying preferred securities may be reduced and the Trust may be unable to acquire securities paying comparable rates with the redemption proceeds.
EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
The Trust may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles. Investing in another pooled vehicle exposes the Trust to all the risks of that pooled vehicle.
As the shareholder of another investment company, the Trust bears, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Trust pays in connection with its own operations. The Trust’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, the Trust may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Trust to obtain exposure to a portfolio of debt securities.
Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Trust to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.
Among the types of investment companies in which the Trust may invest are ETFs. Index ETFs are open-end management investment companies that seek to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in ETFs generally are not redeemable. However, large quantities of ETF shares known as “Creation Units” are redeemable from the ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.
Disruptions in the markets for the securities held by ETFs or other investment companies purchased or sold by the Trust could result in losses on investments in ETFs or other investment companies. ETFs also carry the risk that the price the Trust pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Trust may invest may be leveraged, which would increase the volatility of the value of the Trust’s Common Shares.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. Rule 12d1-4, which became effective on January 19, 2021, permits the Trust to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer

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able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section12(d)(1). These regulatory changes may adversely impact the Trust’s investment strategies and operations.
DERIVATIVES
Some of the instruments in which the Trust may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.
Some over-the-counter derivative instruments may expose the Trust to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Trust potentially could lose all or a large portion of its investment in the derivative instrument.
Investing for hedging purposes or to increase the Trust’s return may result in certain additional transaction costs that may reduce the Trust’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Trust investments. Certain derivatives may create a risk of loss greater than the amount invested.
Income producing derivatives utilized by the Trust will be counted toward the Trust’s policy of investing at least 80% of its assets in income producing securities. For purposes of the 80% policy, derivatives will be valued based on their market value.
The Trust is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Trust intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Trust’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Trust fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Trust will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
COMMERCIAL PAPER
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
DISTRESSED AND DEFAULTED SECURITIES
Defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk. The Trust will not invest in securities in default at time of purchase, however, the Trust is not required to sell any securities that default after acquisition.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. The cash
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flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Trust may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Trust may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities.
During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Trust may not be able to realize the rate of return it expected.
Adjustable rate mortgages (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Trust may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.
In considering an investment for the Trust in mortgage-backed securities, the Adviser will consider a number of factors with respect to the underlying mortgages. These include, but are not limited to, (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien—Jumbo Prime, First Lien—Alt-A, First Lien—Subprime, First Lien—Pay-Option, or Second Lien; for commercial: Conduit, Large Loan, or Single Asset/Single Borrower (“SASB”)); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause mortgage-backed securities to have differing risk factors and performance characteristics.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Trust. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of

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Summary of Updated Information Regarding the Trust, Continued
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September 30, 2025 (Unaudited)
the U.S. Government) include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Mae”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. The Trust may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.
Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility, and, in some instances, reduced liquidity of the CMO class.
Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Trust’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities. POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Trust’s ability to buy or sell those securities at any particular time.
Subprime loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans or other types of loans made to more creditworthy borrowers. Therefore, the values of asset-backed securities (whether mortgage-backed securities or other types of asset-backed securities) backed by subprime loans involve greater risk of price declines due to the increased risk of default.
The mortgage loans backing the mortgage-backed securities in which the Trust may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.
In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, the Trust may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.
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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as equipment trust certificates (“ETCs”) and enhanced equipment trust certificates (“EETCs”), may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment.
The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Trust may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Trust also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.
Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Trust may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Trust and could cause the Trust’s NAV to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.
The Trust may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Consistent with the Trust’s investment objective and policies, the Adviser may also cause the Trust to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.
SOVEREIGN DEBT OBLIGATIONS
The Trust may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Trust may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P, or Fitch.
Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government-sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject.
Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities

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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
may decide to default on their sovereign debt in whole or in part. There is no bankruptcy proceeding through which holders of sovereign debt (including the Trust) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Trust.
The Trust may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Trust to lose interest or principal on holdings consisting of Brady Bonds.
The Trust’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Trust to make distributions exceeding book income to qualify as a RIC for federal tax purposes.
Some of the countries in which the Trust may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.
The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.
The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Trust’s investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Trust to suffer a loss of interest or principal on any of its holdings.
As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, the Trust may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions, may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Trust’s rights or effecting a recovery on the Trust’s investment. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Trust’s NAV, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.
FOREIGN CURRENCIES AND RELATED TRANSACTIONS
The Trust’s Common Shares are priced in U.S. dollars and the distributions paid by the Trust to Common Shareholders are paid in U.S. dollars. The Trust may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Trust may also invest without limit in investments denominated in currencies other than the U.S. dollar, including the local currencies of emerging markets. The Trust’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Trust may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Trust may enter into forward foreign currency exchange contracts, and
Annual Report
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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Trust’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Trust is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Trust if the value of the hedged currency increases. The Trust may enter into these contracts to hedge against foreign exchange risk arising from the Trust’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in such transactions at any given time or from time to time when they would be beneficial.
The Trust also may use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Trust will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
Reverse repurchase agreements involve sales by the Trust of portfolio securities concurrently with an agreement by the Trust to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Trust seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Trust may be delayed or prevented from recovering the security that it sold.
The Trust may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Trust sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While the Trust begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.
CURRENCY FORWARD AND FUTURES CONTRACTS
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.
Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.
At the maturity of a forward or futures contract, the Trust may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange or board of trade; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Trust will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin on its futures positions.
CERTAIN INTEREST RATE TRANSACTIONS

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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
Interest rate swaps involve the exchange by the Trust with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments. These transactions generally involve the Trust’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Trust a variable rate payment that is intended to approximate a variable rate payment obligation of the Trust (for example, a variable rate payment obligation on any preferred shares issued by the Trust). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Trust may invest include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Trust may use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Trust.
REPURCHASE AGREEMENTS
The Trust may enter into repurchase agreements, which may be viewed as a type of secured lending by the Trust, typically involving the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, often not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Trust will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.
LENDING OF PORTFOLIO SECURITIES
The Trust may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Trust can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to the Trust an amount equal to any dividends or interest received on securities lent. The Trust retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Trust bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Trust from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Trust to exercise voting rights on any matters materially affecting the investment. The Trust may also call such loans in order to sell the securities. The Trust may pay fees in connection with arranging loans of its portfolio securities.
U.S. GOVERNMENT SECURITIES
U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the
U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to
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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
Use of Leverage
The Trust may employ leverage through (i) borrowings of up to 33 1/3% of Managed Assets; or (ii) issue preferred shares in an amount up to 50% of the Trust’s Managed Assets. If the Trust uses a combination of borrowing money and issuing preferred shares, the maximum allowable leverage will be between 33 1/3% and 50% (but in no event more than 50%) of Managed Assets, which is the maximum extent permitted by the 1940 Act as described below. The Trust is permitted to use the following forms of leverage in combination: (a) reverse repurchase agreements, dollar rolls, derivatives or transactions that have the economic effect of leverage, (b) borrowings from a financial institution, and (c) the issuance of preferred shares.
On May 4, 2023, the Trust entered into a credit facility agreement with an approved lender, which was amended as of May 1, 2025 ( the "Credit Agreement"). As of May 1, 2025, the total commitment under the facility was reduced from $75,000,000 to $45,000,000, and the unused commitment fee rate charged on the difference between the amount available to borrow under the Credit Agreement and the actual amount borrowed was increased from 0.25% to 0.45% per annum. The interest rate on the amount borrowed is 0.75% per annum. As of September 30, 2025, there was no outstanding balance on the credit facility. As of September 30, 2025, the average amount of borrowings on the credit facility was $0 at an average interest rate of 0.30% and the total interest expense incurred was $190,103.
Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after doing so the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Trust’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Trust may not declare any cash dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Trust’s Managed Assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Trust’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. However, certain short-term borrowings (such as for cash management purposes) are not subject to the 33 1/3% limitation if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Trust. Normally, holders of Common Shares will elect the Trustees of the Trust except that the holders of any Preferred Shares will elect two Trustees. In the event the Trust failed to pay dividends on its Preferred Shares for two full years, holders of Preferred Shares would be entitled to elect a majority of the Trustees until the dividends are paid.
Rule 18f-4 under the 1940 Act replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets, or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the Board.
Rule 18f-4 permits the Trust to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Trust either (i) treats these transactions as derivatives transactions under Rule 18f-4, or (ii) ensures that the 300% asset coverage ratio discussed above is met with respect to such transactions and any other borrowings in the aggregate. While reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives user exception, for funds subject to the value-at-risk testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not.
These transactions will entail additional expenses (e.g., transaction costs), which will be borne by the Trust. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Trust’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Trust enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated.
During the time in which the Trust is using leverage, the amount of the fees paid to the Adviser for investment management services will be higher than if the Trust did not use leverage because the fees paid will be calculated based on the Trust’s Managed Assets. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other. Also, because the leverage costs will be borne by the Trust at a specified interest rate, only the Trust’s Common Shareholders will bear the cost of the Trust’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

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Summary of Updated Information Regarding the Trust, Continued
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September 30, 2025 (Unaudited)
Risk Factors
Investing in the Trust involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Trust. An investment in the Trust may not be appropriate for all investors, and an investment in the common shares of the Trust should not be considered a complete investment program.
The risks set forth below are not the only risks of the Trust, and the Trust may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Trust’s financial condition and results of operations could be materially adversely affected. In such case, the Trust’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.
Various risk factors included below have been updated since the prior disclosure date to reflect certain non-material updates.
INVESTMENT-RELATED RISKS:
The following risks apply to the investments the Trust may make.
Investment and market risks
. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Trust like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Trust. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.
Management risk
. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Trust invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. The Trust is the first closed-end fund to be managed by the Adviser. As with any managed fund, the Adviser may not be successful in selecting the best performing securities, leverage strategy or investment techniques, and the Trust’s performance may lag behind that of similar funds as a result.
Equity securities risk
. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. The value of a particular common stock held by the Trust may decline for a number of other reasons, which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Trust may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.
Small and mid-cap stock risk
. The Trust may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.
Credit and Below Investment Grade Securities Risks
. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Trust because it may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The
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September 30, 2025 (Unaudited)
secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Trust’s ability to dispose of a particular security
Interest rate risk
. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the portfolio will decline in value because of increases in market interest rates. In addition, as interest rates decline, issuers of debt securities may prepay earlier than scheduled, forcing the Trust to reinvest in lower-yielding securities and potentially reducing the Trust’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Trust’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of short-term debt securities as interest rates change.
Prepayment and extension risk
. When market interest rates decline, certain debt obligations held by the Trust may be repaid more quickly than anticipated, requiring the Trust to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Trust may be repaid more slowly than anticipated, causing assets of the Trust to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Trust’s investments in mortgage-backed and asset-backed securities.
Inflation/deflation risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s portfolio.
Convertible securities risk
. The Trust may invest in convertible securities. The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.
If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.
The Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Trust may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.
The Trust’s investments in convertible securities, including synthetic convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Trust.
Preferred securities risk
. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on U.S. preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Declining common stock values may also cause the value of the Trust’s investments in preferred stocks to decline.
Depositary receipts risk
. The Trust may hold investments in sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.
While ADRs issued under sponsored and unsponsored facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of the issuer of the deposited securities, although typically the depositary letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs

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of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
ETFs and other investment companies risk
. The Trust will incur higher and duplicative expenses, including advisory fees, when it invests in other investment companies, including ETFs, mutual funds or closed-end funds. There is also the risk that the Trust may suffer losses due to the investment practices of the other investment companies (such as the use of derivatives). The other investment companies in which the Trust may invest that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the other investment companies. ETFs and closed-end funds are also subject to the following risks: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading. In addition, certain prohibitions on the acquisition of mutual fund shares by the Trust may prevent the Trust from allocating investments in the manner the Adviser considers optimal. Generally, the Trust may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund, mutual fund or ETF (if the ETF is an investment company). Additionally, in general, the Trust may not invest more than 5% of its Managed Assets in one investment company or more than 10% in other investment companies, unless it complies with certain restrictions or is able to make purchases in reliance upon an exemptive order granted to a particular investment company that permits investments in excess of the limits stated above.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. Rule 12d1-4, which became effective on January 19, 2021, permits the Trust to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section12(d)(1). These regulatory changes may adversely impact the Trust’s investment strategies and operations.
Private company investments risks
. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.
Derivatives risks
. The Trust may enter into derivatives which have risks different from those associated with the Trust’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset,
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Summary of Updated Information Regarding the Trust, Continued
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September 30, 2025 (Unaudited)
reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.
Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Trust. The Trust could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Trust’s investments in total return swaps, the Trust expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Trust also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.
The Trust is subject to Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Counterparty risk
. The Trust will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Trust with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Trust. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Trust due to financial difficulties or for other reasons, the Trust may experience significant losses or delays in realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Trust or recovering collateral that the Trust has provided and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Trust is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Trust will likely be treated as a general creditor of such counterparty. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.
Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain U.S. federal income tax limitations, the Trust is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.
Hedging strategy risk
. Certain of the investment techniques that the Trust may employ for hedging will expose the Trust to additional or increased risks. For example, there may be an imperfect correlation between changes in the value of the Trust’s portfolio holdings and hedging positions entered into by the Trust, which may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. In addition, the Trust’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Trust’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Trust, whether or not adjusted for risk, than if the Trust had not hedged its portfolio holdings.
Off-exchange derivatives risk
. The Trust may invest a portion of its assets in investments which are not traded on organized exchanges and as such are not standardized. Such transactions may include forward contracts, swaps or options. While some markets for such derivatives are highly liquid, transactions in off-exchange derivatives may involve greater risk than investing in exchange-traded derivatives because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid and offer prices need not be quoted and, even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price. In respect of such trading, the Trust is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Trust.
Non-U.S. securities risk
. The Trust may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Trust’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Trust’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

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Summary of Updated Information Regarding the Trust, Continued
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September 30, 2025 (Unaudited)
Emerging market securities risk
. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Defaulted securities risk
. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties.
Municipal securities
. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Trust may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.
Taxable municipal securities
. The Trust may invest in taxable municipal securities, which primarily consist of Build America Bonds (“BABs”). BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. Enacted in February 2009, the ARRA authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury with respect to the bonds’ interest payments (“direct pay” BABs) or (ii) provide tax credits to investors in the bonds (“tax credit” BABs). BABs offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. BABs can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Unlike most other municipal obligations, interest received on BABs is subject to federal and state income tax. Under the terms of the ARRA, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid and investors in tax credit BABs can receive a federal tax credit of 35% of the coupon interest received.
The federal interest subsidy or tax credit continues for the life of the bonds. The Trust may invest in direct pay BABs or tax credit BABs. Pursuant to the ARRA, the issuance of BABs was discontinued on December 31, 2010. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2024. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019. The Trust cannot predict future reductions in the federal subsidy for BABs and other subsidized taxable municipal bonds.
Illiquid securities
risks
. The Trust may invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments that are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. As a result, the Trust may be required to hold such securities despite adverse price movements. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Trust invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain stressed and distressed investments, for various reasons, may not be capable of an advantageous disposition prior to the date the Trust is to be dissolved. The Trust may be required to sell, distribute in kind or otherwise dispose of investments at a disadvantageous time as a result of any such dissolution.
Mortgage-backed securities risks
. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities
. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.
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Summary of Updated Information Regarding the Trust, Continued
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September 30, 2025 (Unaudited)
Prepayment and Extension Risk of Mortgage-Backed Securities
: In times of declining interest rates, the Trust’s higher yielding securities may be prepaid and the Trust will have to replace them with securities having a lower yield. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. If a mortgage-backed security held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Trust’s ability to achieve its investment objective.
Illiquidity Risk of Mortgage-Backed Securities and Mortgage Markets
. The liquidity of mortgage- backed securities varies by type of security; at certain times the Trust may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Trust may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market. The mortgage markets are facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.
Commercial Mortgage-Backed Securities
. Many of the risks of investing in commercial mortgage- backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
Collateralized Mortgage Obligations
. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.
Residual and
Equity
Tranches
. Investments in lower tranches of a mortgage-related security are especially sensitive to the rate of defaults in the collateral pool.
Adjustable Rate Mortgages
. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.
Interest and Principal Only Securities Risk
. The Trust may invest in “stripped mortgage-backed securities,” which pay to one class all of the interest from the mortgage assets (the interest- only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.
Inverse Floaters and Related Securities Risks
. Investments in inverse floaters and similar instruments expose the Trust to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Trust to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.
Asset-backed securities investment risk
. An investment in asset-backed securities involves the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Trust having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Trust invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

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Annual Report

Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of assets (tangible or intangible) underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Trust.
Loan risk
. The Trust’s investment in loans includes the risk that (i) if a fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to the fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and that the fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the fund to collect the principal and interest payments on that borrower’s loans or adversely affect the fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan; (vi) the use of a particular interest rate benchmark may limit the fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may be more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (ix) the fund’s investments in loans may be subject to increased liquidity and valuation risks, risks associated with collateral impairment or access, and risks associated with investing in unsecured loans; (x) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xi) transactions in loans may settle on a delayed basis, and the fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Trust.
Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Trust purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.
Securities lending risk
. The Trust may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Trust has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Trust would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Trust’s securities as agreed, the Trust may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Trust. The Trust could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Trust for securities loaned out by the Trust will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Trust’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.
Sovereign debt obligations risk
. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Sovereign debt obligations are also subject to political risks (e.g., government instability, poor socioeconomic conditions, corruption, lack of democratic accountability, internal and external conflict, poor quality of bureaucracy, and religious and ethnic tensions) and economic risks (e.g., the relative size of the governmental entity’s debt position in relation to the economy, high foreign debt as a percentage of gross domestic product or exports, high inflation or deflation, or an overvalued exchange rate) or a combination of these risks, such as the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Annual Report
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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
Foreign currency risk
. Changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Trust, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Trust.
Currency hedging risk
. The Adviser may seek to hedge the Trust’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.
Repurchase agreements risk
. In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Trust will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Trust could suffer a loss.
U.S. government securities risk
. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
Options risk
. Trading in options involves a number of risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Trust might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.
Leverage risk
. The Trust may utilize leverage to seek to enhance total return and income. Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses leverage. As a result, leverage may cause greater changes in the Trust’s net asset value. The leverage costs may be greater than the Trust’s return on the underlying investments made from the proceeds of leverage.
Defensive measures
. The Trust may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser. During these periods, the Trust may not be pursuing its investment objective.
STRUCTURAL RISKS:
Market discount
. Common stock of closed-end funds frequently trades at a discount from its net asset
value. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Trust’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Trust’s investments in closed-end funds.
Closed-end fund risk
. The Trust is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a listed closed-end fund do not have the right to redeem their shares on a daily basis but may sell their shares on the exchange in the secondary market. Shares of the Trust may trade at a discount to the Trust’s NAV.
Limited term and eligible tender offer risk
. The Trust is scheduled to terminate on or about August 2, 2033 (the “Termination Date”) (unless it is converted to a perpetual fund). The Trust’s investment objectives and policies are not designed to seek to return to investors their initial investment and such investors and investors that purchase shares of the Trust may receive more or less than their original investment.
The Board may, but is not required to, cause the Trust to conduct a tender offer to all common shareholders at a price equal to the NAV (an “Eligible Tender Offer”). If the Trust conducts an Eligible Tender Offer, there can be no assurance that the Trust’s net assets would not fall

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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
below $100 million (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, and the Trust will terminate on or before the Termination Date (subject to possible extensions). If the Trust’s net assets are equal or greater than the Termination Threshold, the Trust will have a perpetual existence upon the affirmative vote of a majority of the Board, without shareholder approval.
An Eligible Tender Offer or liquidation may require the Trust to sell securities when it otherwise would not, or at reduced prices, leading to losses for the Trust and increased transaction expenses. Thereafter, remaining shareholders may only be able to sell their shares at a discount to NAV. The Adviser may have a conflict of interest in recommending that the Trust have a perpetual existence.
The potential required sale of portfolio securities, purchase of tendered shares in an Eligible Tender Offer, and/or potential liquidation of the Trust may also have adverse tax consequences for the Trust and shareholders. In addition, the completion of an Eligible Tender Offer may cause disruptions and changes in the Trust’s investment portfolio, increase the proportional burden of the Trust’s expenses on the remaining shareholders, and adversely impact the secondary market trading of such shares.
Secondary market for the common shares
. The issuance of Common Shares through the Dividend Reinvestment Plan (the “Plan”) may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares.
Shareholder activism
. The Trust may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Trust may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Trust’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.
Anti-takeover provisions
. The Trust’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status, including the adoption of a staggered Board and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV.
Risks Associated with Additional Offerings
. There are risks associated with offerings of additional common or preferred shares of the Trust. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Trust’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Trust’s Shares. These sales also might make it more difficult for the Trust to sell additional equity securities in the future at a time and price the Trust deems appropriate.
In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.
There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Trust than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Trust after the rights offering than prior to the Rights offering.
There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Trust may be transferable or non-transferable rights.
RISKS RELATED TO TRUST INVESTMENTS—GENERALLY:
Not a complete investment program
. The Trust is intended for investors seeking current income over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Trust should not be considered a complete investment program. Each investor should take into account the Trust’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Trust may not be appropriate for all investors.
Annual Report
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Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
Potential conflicts of interest risk
. The Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Trust, and, as a result may face conflict of interests regarding the implementation of the Trust’s strategy and allocation between funds and accounts. This may limit the Trust’s ability to take full advantage of the investment opportunity or affect the market price of the investment. The Adviser may also have incentives to favor one account over another due to different fees paid to such accounts. While the Adviser has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Trust’s use of leverage, if any, will increase the amount of the fees paid to the Adviser, creating a financial incentive to for the Adviser to leverage the Trust.
Risks affecting specific issuers
. The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.
Risks affecting specific countries or regions
. If a significant portion of the Trust’s assets is invested in issuers that are economically exposed to one country or region, the Trust’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. The nature and degree of the risks affecting a given country or region, and the extent of the Trust’s exposure to any such country or region, is expected to vary over time.
Market developments risk
. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other parts of the Middle East, international war or conflict (including ongoing armed conflict between Russia and Ukraine in Europe and Israel, Hamas and other militant groups in the Middle East), the outbreak of infectious diseases (including epidemics and pandemics) or other public health issues, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exits or potential exits of one or more countries from the EU or various trade pacts, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of these and similar events in the future on the U.S. economy and securities markets. The Trust may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Trust may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Trust may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. As a result, whether or not the Trust invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Trust’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Trust could be significantly impacted.
In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Trust performance.
Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Trust and issuers in which it invests. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Trust and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Trust and issuers in which it invests.
Further, advancements in technology may also adversely impact markets and the overall performance of the Trust. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of

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Annual Report

Summary of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Trust holdings may be impacted, which could significantly impact the overall performance of the Trust.
Cyber security risk
. A cybersecurity breach may disrupt the business operations of the Trust or its service providers. A breach may allow an unauthorized party to gain access to Trust assets, customer data, or proprietary information, or cause the Trust and/or its service providers to suffer data corruption or lose operational functionality.
REGULATORY RISKS:
Tax risks
. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, among other things, the Trust must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Trust fails to satisfy the qualifying income or diversification requirements in any taxable year, the Trust may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Trust corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Trust may be required to dispose of certain assets. If these relief provisions were not available to the Trust and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates (currently 21%) without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.
If, for any taxable year, the Trust did not qualify as a RIC for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Trust level, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Trust in computing its taxable income. As a result of these taxes, the NAV per Common Share and amounts distributed to Common Shareholders may be substantially reduced. Also, in such event, the Trust’s distributions, to the extent derived from the Trust’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Common Shareholders, and non-corporate Common Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, the Trust might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Trust returns. In such event, the Trust’s Board may determine to reorganize or close the Trust or materially change the Trust’s investment objective and strategy.
Legislation and regulatory risk
. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Trust invests.
SOFR risk
. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repodata collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.
Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.
Portfolio Manager
Information
There have been no changes in the Trust’s portfolio managers or background since the prior disclosure date.
Annual Report
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Summary
of Updated Information Regarding the Trust, Continued
Thornburg Income Builder Opportunities Trust
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September 30, 2025 (Unaudited)
Trust Organizational Structure
Since the prior disclosure date, there have been no changes in the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that have not been approved by shareholders.

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Annual Report

Trustees and Officers
September 30, 2025 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX (1) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES (2)(3)
Nimish Bhatt, 62 (4) Trustee Since 2020	President since 2023, Managing Director, Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Chief Financial Officer and Treasurer of Thornburg Securities LLC since 2016, and Secretary of Thornburg Securities LLC (2018-2022); President and Principal Executive Officer of Thornburg ETF Trust since 2024; Chief Financial Officer of Thornburg Investment Trust (2019-2023); Treasurer of Thornburg Investment Trust (2016-2019); Secretary of Thornburg Investment Trust (2018-2019).	1	None
INDEPENDENT TRUSTEES (2)(3)
Anne Kritzmire, 63 Trustee since 2020, Lead Independent Trustee	Principal at AW Kritzmire Consulting (business and leadership consulting) since 2021; Head of Multi-Asset/Solutions Marketing at Nuveen Investments (global asset manager) (2018-2020); Managing Director, Closed-End Funds (2012-2018; 2005-2010), Managing Director, Channel Marketing (2011-2012) at Nuveen Investments; Business Leader Faculty, Lake Forest Graduate School of Management since 2021; Partner, YourTrueNote Consulting (2021-2023).	1	Advisors Series Trust (September 2024-present)
Dina Tantra, 56 Trustee since 2020, Chair of Nominating and Corporate Governance Committee	Co-founder/Chief Executive Officer of Global Rhino (asset management consulting) since 2018; Chief Strategy Officer of JOOT (asset management consulting) (2019-2023); Executive Vice President, Ultimus Fund Solutions (2017-2018).	1	Advisers Investment Trust (2012-2017), Boston Trust Walden Funds (2021-present), Heartland Funds (2022-present)
Brian Wixted, 65 Trustee since 2020, Chair of Audit Committee	Principal Consultant at CKC Consulting Corporation (asset management consulting) (2017-2024); Senior Vice President - Finance and Fund Treasurer, Oppenheimer Funds, Inc. (1999-2016).	1	Lincoln Variable Insurance Products Trust (104 funds) (2019 - present)

NAME, AGE, YEAR ELECTED POSITION HELD WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX (1) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE TRUST (WHO ARE NOT TRUSTEES) (2)
Geoffrey E. Black, 63 Secretary since 2024	Director of Fund Operations of Thornburg Investment Management Inc. since May 2024; Secretary of Thornburg ETF Trust since 2024; Director of Transfer Agent Services, Russell Investments (2012-2024).	Not applicable	Not applicable
Molly Fisher, 46 Chief Compliance Officer since 2024	Deputy Chief Compliance Officer of Thornburg Investment Management, Inc. since 2023, Compliance Officer of Thornburg Investment Management, Inc. (2014-2023).	Not applicable	Not applicable
Curtis Holloway, 58 Treasurer and Chief Financial Officer since 2020	Managing Director, Director of Finance since 2021 and Director of Fund Administration of Thornburg Investment Management, Inc.; Treasurer of Thornburg Investment Trust since 2019; Chief Financial Officer and Treasurer of Thornburg ETF Trust since 2024; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable	Not applicable
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Trustees and Officers, Continued
September 30, 2025 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX (1) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Vilayphone Lithiluxa, 54 Assistant Treasurer since 2020	Tax Director, Fund Administration of Thornburg Investment Management, Inc.; Vice President of Thornburg Investment Trust (2017-2020); Assistant Treasurer of Thornburg Investment Trust since 2020; Assistant Treasurer of Thornburg ETF Trust since 2024; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable	Not applicable
Christopher Luckham, 48 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010; Assistant Treasurer of Thornburg ETF Trust since 2024.	Not applicable	Not applicable

(1)	The Fund Complex consists of the Trust, and Thornburg Investment Trust, a mutual fund trust comprised of 26 separate investment “funds” or “series.”
(2)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise, each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Bhatt is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a managing director and the chief financial officer of Thornburg Investment Management, Inc.
The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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Annual Report

Other Information
September 30, 2025 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Trust’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
SHAREHOLDER MEETING INFORMATION
The Trust held its Annual Meeting of Shareholders on March 10, 2025, to elect one Class III Trustee of the Trust for a term expiring at the annual meeting of shareholders in 2028 or until his successor has been duly elected and qualified. Below is the result of the voting.
	Votes For	Votes Against/Withheld
Brian W. Wixted	23,593,602	1,138,587
DIVIDEND REINVESTMENT PLAN
The Trust has an automatic dividend reinvestment plan (the "Plan") commonly referred to as an “opt-out” plan. Unless the registered owner of common shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Plan, in additional common shares. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of common shareholders and may re-invest that cash in additional common shares. Reinvested Dividends will increase the Trust’s Managed Assets on which the management fee is payable to the Advisor.
Whenever the Trust declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NASDAQ or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the NAV per common share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Trust’s NAV per common share on the payment date. If, on the payment date for any Dividend, the NAV per common share is greater than the closing market value plus estimated brokerage commissions (i.e., the Trust’s common shares are trading at a discount), the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per common share at the close of business on the Last Purchase Date.
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Other Information, Continued
September 30, 2025 (Unaudited)
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
Beneficial owners of common shares who hold their common shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of common shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.
TAX INFORMATION
For the tax year ended September 30, 2025, taxable ordinary income dividends and long term capital gain dividends paid by the Trust for federal income tax purposes is $34,668,516 and $5,435,121, respectively.
For the tax year ended September 30, 2025, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction is 59.07% and 9.37%, respectively.
For the year ended September 30, 2025, foreign source income and foreign tax credit to be passed through to shareholders is $23,268,376 and $2,380,818, respectively.
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2025. Complete information will be reported in conjunction with your 2025 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Trust files with the U.S. Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Trust’s Form N-PORT EX are available on the Commission’s website at www.sec.gov. The Trust also makes this information available on its website at www.thornburg.com/product/closed-end-funds/cib or upon request by calling 1-800-847-0200.

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Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $52.3 billion (as of September 30, 2025) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Fund outlined in this report is one of many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Ultra Short Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Core Plus Bond Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management
®
800.847.0200
TH4839

(b) The following are the reports transmitted to stockholders pursuant to Rule 30e-3 under the Act (17 CFR 270.30e-3):

Thornburg ID: 12345 12345 12345 12345 Important Fund Report(s) Now Available online and In print by Request. Annual and semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website listed or by scanning the QR Code below: https://thornburg.com/download Thornburg Income Builder Opportunities Trust Fund Annual Report Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954 www.FundReports.com Save Time! Scan this QR Code with your mobile device camera for easy access to Fund Material.

Item 2. Code of Ethics

Thornburg Income Builder Opportunities Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. The Trust has not made any substantive amendments to its code of ethics during the period covered by this report, nor has the Trust granted any waivers from any provisions of its code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that three members of the Trust’s audit committee, Brian Wixted, Dina Tantra, and Anne Kritzmire, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Wixted, Ms. Tantra, and Ms. Kritzmire are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2024	Year Ended September 30, 2025
Thornburg Income Builder Opportunities Trust	$52,458	$53,769

(b)	Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2024	Year Ended September 30, 2025
Thornburg Income Builder Opportunities Trust	$5,417	$1,250

(c)	Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2024	Year Ended September 30, 2025
Thornburg Income Builder Opportunities Trust	$84,345	$127,176

The amount under Tax Fees for the year ended September 30, 2024 includes amounts for tax compliance of $47,970; tax advice of $0; tax planning of $0; and tax reclaims of $36,375. For Tax Fees for the year ended September 30, 2025, the amount includes tax fees for tax compliance of $17,676; tax advice of $0; tax planning of $0; and tax reclaims of $109,500.

(d)	All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2024	Year Ended September 30, 2025
Thornburg Income Builder Opportunities Trust	$0	$22,038

The figure shown under All Other Fees for the year ended September 30, 2024 includes amounts from out of pocket expenses during the 2023 annual audit. The figure shown under All Other Fees for the year ended September 30, 2025 includes amounts from out of pocket expenses during the 2024 annual audit.

(e)	Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2025, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by PwC to the Trust for the fiscal years ended September 30, 2025 and September 20, 2024 were $149,214 and $84,345, respectively. PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds, and accordingly PwC did not bill any non-audit fees to those persons in either of the Trust’s last two fiscal years.

(h)	Not applicable

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	The schedule of investments for each Fund is filed as part of item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Filed as part of item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Filed as part of item 1 of this Form.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Filed as part of item 1 of this Form.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 16. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Not Applicable

(a) (3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Income Builder Opportunities Trust

By:	/s/ Nimish Bhatt
Nimish Bhatt
President and principal executive officer

Date:	11/24/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nimish Bhatt
Nimish Bhatt
President and principal executive officer

Date:	11/24/2025

By:	/s/ Curtis Holloway
Curtis Holloway
Treasurer and principal financial officer

Date:	11/24/2025